UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23260

CC Real Estate Income Fund-ADV
(Exact name of registrant as specified in charter)

590 Madison Avenue, 34th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip code)

Kevin P. Traenkle
Chief Executive Officer and President
CC Real Estate Income Fund-ADV
590 Madison Avenue, 34th Floor
New York, NY 10022
(Name and address of agent for service)

Copy to:
Sandra Matrick Forman, Esq.
Colony Capital, Inc.
590 Madison Avenue, 34th Floor
New York, NY 10022

Registrant’s telephone number, including area code: (212) 547-2600

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The annual report (the “Annual Report”) of CC Real Estate Income Fund-ADV, formerly NorthStar Real Estate Capital Income Fund-ADV (the “Fund”) for the year ended December 31, 2018 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

CC | Real Estate
INCOME FUND

# 2018 ANNUAL REPORT

**CC Real Estate Income Fund-ADV**

For the twelve months ended December 31, 2018

# To Our Shareholders,

On behalf of your board of trustees and management team, we are pleased to present this shareholder letter in connection with the annual shareholder reports for CC Real Estate Income Fund ("CC RE Income"), CC Real Estate Income Fund-T ("CC RE Income-T"), CC Real Estate Income Fund - ADV ("CC RE Income-ADV") and CC Real Estate Income Fund-C ("CC RE Income-C", collectively referred to as the "Funds"). Each report includes market commentary, performance commentary, a listing of each Fund's investments, and the audited financial statements for each Fund for the twelve months ended December 31, 2018, respectively, with the exception of CC RE Income-C, for which the reported period is from January 31, 2018 (Commencement of Operations) through December 31, 2018.

The Funds invest substantially all of their assets in CC Real Estate Income Master Fund (the "Master Fund"), an investment company registered under the Investment Company Act of 1940 (the "1940 Act"), with identical investment objectives as the Funds. The Master Fund is externally managed by CNI RECF Advisors, LLC, (the "Advisor"), an affiliate of Colony Capital, Inc. ("Colony Capital" or the "Sponsor"), and its investment objectives are to generate attractive and consistent income and to preserve and protect shareholder's capital, with a secondary objective of capital appreciation. Colony Capital manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded REITs and registered investment companies, including the Funds.

The Funds invest the net proceeds from their continuous public offerings through the Master Fund in a portfolio of real estate and real estate-related investments, including but not limited to (i) commercial real estate ("CRE") securities, such as commercial mortgage-backed securities ("CMBS"), equity and unsecured debt of publicly-traded real estate investment trusts ("REITs"), collateralized debt obligation notes and other real estate-related securities, (ii) CRE debt, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and preferred equity interests, and (iii) CRE equity investments, including direct and indirect ownership of real estate and real estate-related funds. Under normal circumstances, the Master Fund expects the foregoing to represent at least 80% of its net assets (plus the amount of leverage for investment purposes), although the Master Fund may invest up to 20% of its net assets in other investment types.

Since inception, the Sponsor has invested over $22.5 million into the Funds, contributing significant capital to fund investment activity while creating a strong alignment of interests between the Advisor and other Fund shareholders. This commitment illustrates one of the advantages of the Funds' relationship with Colony Capital, which is one of the world's largest publicly traded real estate owners and investments managers, with over $44.0 billion of assets under management as of September 30, 2018. The Sponsor's commitment to the Funds significantly accelerated the rate of capital deployment and investment activity, while further growing the Master Fund's portfolio.

**Market Commentary**

The U.S. economy continues to demonstrate positive underlying fundamentals, with strong GDP growth and improving employment conditions. With the national unemployment rate at 3.8% as of December 2018 and third quarter GDP growth of 3.4%, overall macroeconomic conditions remain solid. The Federal Reserve's December 2018 decision to raise the federal funds rate for the fourth time in 2018 reflects a consensus that the economic foundation driving the current expansion remains sound, as well as a belief that the labor market is close to or already at full employment, resulting in the potential for wage growth and increased consumer confidence levels. The Federal Reserve has said that subsequent to year end they will look to follow a data dependent approach for 2019 with a view that the labor market is strong and inflationary pressures remain near 2% and will be monitoring the economic situation closely.

CRE markets remain relatively healthy across all U.S. property types, with stable economic conditions contributing to solid property fundamentals and generally increasing asset valuations. Given certain dynamics in the current market, including increased property-level net operating income and high occupancy rates for most property types and the stability of capitalization rates (a metric used to estimate the potential return on an investment), the Advisor expects real estate values to be stable or to trend positively in the near term.

The market for commercial mortgage-backed securities ("CMBS"), which is often a proxy for the broader CRE markets, continues to perform across property types with $92.2 billion of issuance through year-end 2018, an approximate 2% decrease over 2017. Although a slight decrease year over year, both 2017 and 2018 represent significant growth over 2016.

**The Master Fund's Portfolio**

As of December 31, 2018, the Master Fund's $43.2 million investment portfolio consists of 20 CMBS investments totaling $32.2 million, three public equity securities with a total market value of $1.9 million, a direct affiliated investment of $6.1 million, a treasury security of $2.5 million and a term loan of $0.5 million.

The Master Fund's CMBS investments include exposure to over 1,400 underlying CRE properties in a variety of real estate industry sectors including office, retail, industrial, lodging, self- storage, multifamily, and mixed-use. The Master Fund's investments in CMBS are comprised of the following two categories: (1) lower yielding CMBS that are generally more liquid and (2) higher yielding CMBS with more limited liquidity profiles. As of December 31, 2018, approximately 97% of the Master Funds' CMBS investments were investment grade-rated. Focusing on these complementary CMBS buckets has enabled the Master Fund to accelerate its pace of capital deployment while maintaining liquidity to satisfy anticipated quarterly repurchases.

We believe the Master Fund's emphasis on CMBS and other securities investments, including CMBS-related derivatives instruments, has allowed the Funds to prudently capitalize on current CRE market conditions, including intense competition among large capital providers within the senior lending space, while maintaining downside protection. Given the CMBS sector's improved underwriting standards and favorable credit support metrics (low loan-to-value ratios, high debt service coverage ratios, and strong debt yields), there continues to be significant subordinate capital underlying the Master Funds' CMBS investments.

**Performance Information**

The following table summarizes the Funds' since-inception performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index:

| CC Real Estate Capital Income Fund | | | |
|---|---|---|---|
| Class | Ticker | Since Inception Cumulative Total Return Through 12/31/2018(1) | Year-to-date Total Return Through 12/31/2018 |
| CC Real Estate Income Fund - Class A | XNAFX | 5.50% | 2.44% |
| CC Real Estate Income Fund - Class I | XNIFX | 5.50% | 2.44% |
| CC Real Estate Income Fund - T | XNTFX | 4.17% | 3.42% |
| CC Real Estate Income Fund - ADV | XNVFX | 2.59% | 3.05% |
| CC Real Estate Income Fund - C | XNCFX | 1.62% | 1.62% |
| Bloomberg Barclays U.S. Aggregate Bond Index | | 3.49% | 0.01% |

(1) Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains. Performance for periods of less than one year is not annualized. Returns reflect the following inception dates: January 27, 2017 for CC RE Income, CC RE Income-T and the Bloomberg Barclays US Aggregate Bond Index; November 11, 2017 for CC RE Income-ADV; and January 30, 2018 for CC RE Income-C. Returns do not reflect applicable sales charges, if any. The maximum sales charge for Class A shares of CC RE Income and CC RE Income-T is 8.0% and 4.0%, respectively. A 1.0% per year distribution and shareholder servicing fee will be accrued for CC RE Income-T and CC RE Income-C shares and a 0.25% per year distribution and shareholder servicing fee will be accrued CC RE Income-ADV shares, beginning with the first month after the completion of the period in which the Fund offers shares.

---

The Funds' relationship with Colony Capital has provided significant benefits, including access to market-leading transaction sourcing and underwriting, portfolio management capabilities, and institutional financing relationships.

The Board of Trustees and the Advisor believe that these decisions represent the best course of action for our shareholders at this time.

We thank you for your support in Colony Capital and the Funds.

Sincerely,

Kevin P. Traenkle

Kevin P. Traenkle
Chairman of the Board, Chief Executive Officer & President
Executive Vice President & Chief Investment Officer of
Colony Capital, Inc.

Table of Contents

CC Real Estate Income Fund-ADV
Annual Report for the Year Ended December 31, 2018:

CC Real Estate Income Master Fund
Annual Report for the Year Ended December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of CC Real Estate Income Fund-ADV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CC Real Estate Income Fund-ADV (the "Feeder Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, and the statement of changes in net assets for the year ended December 31, 2018 and for the period from November 8, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Feeder Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets for the year ended December 31, 2018 and for the period from November 8, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Feeder Fund’s management. Our responsibility is to express an opinion on the Feeder Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Feeder Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Event

As discussed in Note 11 to the financial statements, the Board of Trustees approved on February 21, 2019, a plan of dissolution, liquidation, and termination for the CC Real Estate Income Master Fund.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 28, 2019

We have served as the auditor of one or more investment companies in the CC Real Estate Income Funds group since 2016.

CC Real Estate Income Fund-ADV
Statement of Assets and Liabilities

As of
December 31, 2018
Assets
Investment in CC Real Estate Income Master Fund (Cost $125,000)	$119,186
Cash	56,913
Dividend receivable	741
Other receivables	93
Total assets	176,933

Liabilities
Expense reimbursement due to advisor	18,465
Professional fees payable	13,558
Shareholder distributions payable	841
Total liabilities	32,864
Net assets	$144,069

Commitments and contingencies (Note 8)

Composition of net assets
Common shares, $0.001 par value per share, unlimited shares authorized, 16,502 shares issued and outstanding	$17
Paid-in capital in excess of par value	149,983
Total distributable earnings	(5,931)
Net assets	$144,069

Net Asset Value per common share	$8.73

Refer to notes to accompanying financial statements.

CC Real Estate Income Fund-ADV
Statement of Operations

For the
Year Ended
December 31, 2018
Investment income
Distributions from CC Real Estate Income Master Fund	$8,720
Interest income	103
Total investment income	8,823

Operating expenses
Professional fees	11,895
Printing fees	3,500
Other Expenses	679
Total expenses	16,074
Less: Expense reimbursement from Advisor (Note 4)	(17,149)
Net investment income before tax expense	9,898
Income tax expense	113
Net Investment income	9,785

Net Unrealized Depreciation on Investments
Net change in unrealized depreciation on investments	(5,106)
Total unrealized depreciation on investments	(5,106)
Net increase in net assets resulting from operations	$4,679

Refer to notes to accompanying financial statements.

CC Real Estate Income Fund-ADV
Statements of Changes in Net Assets

		For the period from
	For the	November 8, 2017*
	Year Ended	through
	December 31, 2018	December 31, 2017
Operations:
Net investment income	$9,785	$—
Net change in unrealized depreciation on investments	(5,106)	(708)
Net increase/(decrease) in net assets resulting from operations	4,679	(708)

Shareholder Distributions
From distributable earnings	(9,902)	—
Net decrease in net assets from shareholder distributions	(9,902)	—

Capital Transactions
Issuance of common shares (Note 3)	—	150,000
Net increase in net assets resulting from capital transactions	—	150,000

Total (decrease)/increase in net assets	(5,223)	149,292
Net assets at beginning of period	149,292	—
Net assets at end of period	$144,069	$149,292

* Commencement of operations

Refer to notes to accompanying financial statements.

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

1.	Business and Organization

CC Real Estate Income Fund-ADV (the “RE Income Fund-ADV”), formerly NorthStar Real Estate Capital Income Fund-ADV, was organized as a Delaware statutory trust on May 5, 2017. The RE Income Fund-ADV is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”). The RE Income Fund-ADV’s primary investment objectives are to generate attractive and consistent income and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. The RE Income Fund-ADV intends to invest substantially all of its net assets in CC Real Estate Income Master Fund (the “Master Fund”), formerly NorthStar Real Estate Capital Income Master Fund. The Master Fund’s investment objectives and strategies are substantially the same as the RE Income Fund-ADV’s. The RE Income Fund-ADV’s audited financial statements should be read in conjunction with the attached audited financial statements for the Master Fund.

The RE Income Fund-ADV commenced operations on November 8, 2017, when its registration statement was declared effective by the Securities and Exchange Commission (the “SEC”).

As of December 31, 2018, approximately 85.9%, 9.7%, 0.3% and 0.4% of the Master Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by CC Real Estate Income Fund, CC Real Estate Income Fund-T, RE Income Fund-ADV and CC Real Estate Income Fund-C, respectively. The remaining 3.7% was held by Colony Capital FV Holdings, LLC (“Colony Capital FV”) an affiliate of Colony Capital (defined below).

The RE Income Fund-ADV and the Master Fund are externally managed by CNI RECF Advisors, LLC (formerly known as NSAM B-RECF Ltd., the “Advisor”), a Delaware limited liability company which is a registered investment advisor under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Prior to January 11, 2017, the Master Fund was externally managed by an affiliate of NorthStar Asset Management Group Inc. (NYSE: NSAM) (“NSAM”). Effective January 10, 2017, NSAM completed its merger (the “Merger”) with Colony Capital, Inc. and NorthStar Realty Finance Group (“NorthStar Realty”) to create Colony NorthStar, Inc., an internally-managed equity real estate investment trust (“REIT”), with a diversified real estate and investment management platform and publicly-traded on the NYSE. In addition, following the Merger, the Advisor became a subsidiary of Colony NorthStar, Inc. Effective June 25, 2018, Colony NorthStar, Inc., changed its name to Colony Capital, Inc., (“Colony Capital”) and now trades on the NYSE under the ticker symbol “CLNY.” Colony Capital manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded REITs and registered investment companies.

Pursuant to a separate advisory agreement with each of the RE Income Fund-ADV (the “Trust Advisory Agreement”) and the Master Fund (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the RE Income Fund-ADV’s and the Master Fund’s activities, respectively, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the RE Income Fund-ADV’s and the Master Fund’s portfolios, subject to the oversight of the RE Income Fund-ADV’s Board of Trustees (the “Board”) and the Master Fund’s board of trustees. The Advisor also provides certain other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the RE Income Fund-ADV and the Master Fund, furnishes office facilities and equipment and provides clerical services to the RE Income Fund-ADV and the Master Fund, performs the calculation and publication of the RE Income Fund-ADV’s and the Master Fund’s net asset value (“NAV”), oversees the preparation and filing of the RE Income Fund-ADV’s and the Master Fund’s tax returns, the payment of the RE Income Fund-ADV’s and the Master Fund’s expenses and the performance oversight of various third party service providers.

The RE Income Fund-ADV is registered under the 1940 Act, as a non-diversified, closed-end management investment company that intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with the taxable year ending December 31, 2018. Refer to Note 2, “Summary of Significant Accounting Policies - Income Taxes” for further details.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the RE Income Fund-ADV have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) year. The RE Income Fund-ADV is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

Investment in the Master Fund

The RE Income Fund-ADV’s investment in the Master Fund is recorded at fair value and is based upon the RE Income Fund-ADV’s percentage ownership of the common shares of the Master Fund. The performance of the RE Income Fund-ADV is directly affected by the performance of the Master Fund. As of December 31, 2018, the RE Income Fund-ADV held a 0.3% ownership interest, or $119,186 in the Master Fund.

Use of Estimates

The preparation of the RE Income Fund-ADV’s audited financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates and those differences may be material.

Cash

As of December 31, 2018, cash represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The RE Income Fund-ADV intends to invest substantially all of its net assets in the Master Fund. As such, the RE Income Fund-ADV determines the NAV of its common shares of beneficial interest daily based on the value of its interest in the Master Fund (provided by the Master Fund). The RE Income Fund-ADV calculates NAV per common share by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the RE Income Fund-ADV (the value of its interest in the Master Fund, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the RE Income Fund-ADV. See Note 2, “Summary of Significant Accounting Policies” to the financial statements of the Master Fund for information on the Master Fund’s policies regarding the valuation of its portfolio investments.

Revenue Recognition

Realized gains and losses from Master Fund transactions will be calculated on the specific identification basis. Master Fund transactions are recorded on the effective date of the subscription in or the redemption from the Master Fund. Distributions received from the Master Fund are recorded as investment income on ex-dividend date.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the RE Income Fund-ADV’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the RE Income Fund-ADV’s registration statement on Form N-2 related to the public offering of its common shares. The offering costs incurred directly by the RE Income Fund-ADV are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by the RE Income Fund-ADV are expensed as incurred.

The Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the RE Income Fund-ADV in connection with the offering. The RE Income Fund-ADV will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering, after the payment of selling commissions and dealer manager fees. The RE Income Fund-ADV estimates that it will incur approximately $1.8 million of O&O Costs if the maximum number of shares is sold. The RE Income Fund-ADV records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. For allocated O&O, organization costs are recorded as an expense in the statement of operations. Offering costs are recorded as a deferred charge and are thereafter amortized to expense over 12 months on a straight-line basis. In addition, the RE Income Fund-ADV indirectly bears its pro rata portion of O&O Costs incurred by the Master Fund based on its ownership of the Master Fund shares.

As of December 31, 2018, the Advisor and its affiliates incurred approximately $0.5 million of O&O Costs on behalf of the RE Income Fund-ADV. Since inception of the RE Income Fund-ADV, all O&O Costs have been incurred by the Advisor. For the year ended December 31, 2018 and from November 8, 2017 (commencement of operations) through December 31, 2017, there were no O&O Costs allocated to the RE Income Fund-ADV.

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

Income Taxes

The RE Income Fund-ADV intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code, beginning with the taxable year ending December 31, 2018. To maintain qualification as a RIC, the RE Income Fund-ADV must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the RE Income Fund-ADV will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The RE Income Fund-ADV intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income, if any, and net capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The RE Income Fund-ADV will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, if any and 98.2% of any capital gain net income, if any.

Uncertainty in Income Taxes

The RE Income Fund-ADV evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The RE Income Fund-ADV recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the year ended December 31, 2018, the RE Income Fund-ADV did not incur any interest or penalties.

Distributions

Distributions to the RE Income Fund-ADV’s shareholders are recorded as of the record date.

Distribution Reinvestment Plan

The RE Income Fund-ADV has adopted an “opt in” distribution reinvestment plan (“DRP”) pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the RE Income Fund-ADV declares in cash. The RE Income Fund-ADV expects to issue shares pursuant to the DRP at the monthly distribution payment date at a price equal to the NAV per share that is used to determine the offering price of the shares on the date of such monthly distribution payment date. Shares issued pursuant to the DRP will have the same voting rights as shares offered pursuant to the prospectus.

3.	Share Transactions

Securities Offered

Pursuant to the Declaration of Trust, the RE Income Fund-ADV has unlimited shares authorized and is offering on a continuing basis up to 20,000,000 shares pursuant to the registration statement at the offering price, which equals the RE Income Fund-ADV’s then current NAV per share.

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

Below is a summary of the RE Income Fund-ADV’s share transactions:

	Year Ended		For the period from November 8, 2017*
	December 31, 2018		through December 31, 2017
	Shares	Amount	Shares	Amount
Gross proceeds from issuance of common shares	—	$—	16,502	$150,000
Total gross proceeds from issuance of common shares	—	—	16,502	150,000
Commissions and Dealer Manager Fees	—	—	—	—
Net Proceeds from Share Transactions	—	$—	16,502	$150,000

* Commencement of operations

As of December 31, 2018 and December 31, 2017, there were 16,502 common shares issued and outstanding.

Capital Contribution by Colony Capital

Prior to commencement of operations, Colony Capital FV contributed $150,000 to purchase 16,502 common shares of the RE Income Fund-ADV at a price of $9.09 per share.

Status of Continuous Public Offering

Since commencing its continuous public offering on November 8, 2017 (commencement of operations) through December 31, 2018, the RE Income Fund-ADV has not sold any shares to the public.

Share Repurchase Program

To provide shareholders with limited liquidity, the RE Income Fund-ADV intends to conduct quarterly repurchases of shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to the Master Fund shares. The first offer to repurchase shares from shareholders is expected to occur in the first full calendar quarter after shares are first sold to the public. In months in which the RE Income Fund-ADV repurchases shares, the RE Income Fund-ADV will conduct repurchases no later than the 15th day of the month or the next business day if the 15th day is not a business day. Any offer to repurchase shares will be conducted solely through written tender offer materials mailed to each shareholder (and not through this prospectus) in accordance with the requirements under Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The RE Income Fund-ADV’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the RE Income Fund-ADV’s to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the RE Income Fund-ADV’s and/or the Master Fund’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the RE Income Fund-ADV’s assets (including fees and costs associated with disposing of assets);
•	the Master Fund’s investment plans;
•	the RE Income Fund-ADV’s and the Master Fund’s working capital requirements;
•	the RE Income Fund-ADV’s history in repurchasing shares or portions thereof;
•	the condition of the securities markets.

The RE Income Fund-ADV currently intends to limit the number of shares to be repurchased on each date of repurchase to the number of shares the RE Income Fund-ADV can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of shares pursuant to its DRP for the previous calendar quarter, and/or (ii) the aggregate proceeds it has received from the sale of shares other than such shares issued pursuant to the DRP for the previous calendar month, immediately prior to the date upon which the notification to repurchase shares was provided to shareholders. The Board may, in its sole discretion, determine to limit the number of shares to be repurchased to an amount that is greater than or less than the amounts described above. The RE Income Fund-ADV will further limit the number of shares to be repurchased in any calendar quarter to 5.0% of the weighted average

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

number of shares outstanding in the previous full calendar quarter prior to the date upon which the notification to repurchase shares was provided to shareholders. In addition, beginning with the RE Income Fund-ADV’s second full calendar year of operations, the RE Income Fund-ADV will limit the number of shares to be repurchased in any calendar year to 20.0% of the weighted average number of shares outstanding in the prior calendar year. The RE Income Fund-ADV will offer to repurchase such shares at a price equal to the NAV per share in effect on each date of repurchase.

The RE Income Fund-ADV’s assets consist primarily of its interest in the Master Fund shares. Therefore, in order to finance the repurchase of its common shares pursuant to the repurchase offers, the RE Income Fund-ADV may find it necessary to liquidate all or a portion of its interest in the Master Fund shares. As a result, the RE Income Fund-ADV will not conduct a repurchase offer for common shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund shares. The members of the RE Income Fund-ADV’s Board also serve on the Master Fund’s board of trustees, and the Master Fund’s board of trustees expects that the Master Fund will conduct repurchase offers for shares as necessary to permit the RE Income Fund-ADV to meet its intentions under its share repurchase program. However, there can be no assurance that the Master Fund’s board of trustees will, in fact, decide to undertake any repurchase offers.

For the year ended December 31, 2018 and the period from November 8, 2017 (commencement of operations) through December 31, 2017, there were no repurchases of the RE Income Fund-ADV’s shares.

4.	Related Party Transactions

Management and Incentive Fees

The RE Income Fund-ADV will not incur a separate management fee or incentive fee under the Trust Advisory Agreement for so long as the RE Income Fund-ADV has a policy to invest all or substantially all of its net assets in the Master Fund, but the RE Income Fund-ADV and shareholders will be indirectly subject to the management fee and incentive fee. Pursuant to the Master Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor will be entitled to a fee consisting of two components - the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”). The Management Fee will be calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets during such period. The Incentive Fee will be calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed quarter, of 1.50% subject to a catch-up feature. See Note 4, “Related Party Transactions” to the financial statements of the Master Fund attached hereto for a detailed description of the incentive fees payable by the Master Fund to the Advisor.

Reimbursement of Operating Expenses

The Advisor will be reimbursed by the RE Income Fund-ADV, as applicable, for actual costs incurred in connection with providing administrative services to the RE Income Fund-ADV. Allocation of the cost of such services to the RE Income Fund-ADV is primarily based on time allocations, but may also be based on objective factors such as total assets and/or revenues. The RE Income Fund-ADV will also indirectly incur an allocation of administrative costs through its investment in the Master Fund.

Distributor

On November 8, 2017, RE Income Fund-ADV entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which ALPS has agreed to serve as the RE Income Fund-ADV’s principal underwriter and act as the distributor of the RE Income Fund-ADV’s shares.

S2K Financial LLC has entered into a wholesale marketing agreement with the Distributor in connection with the marketing of the RE Income Fund-ADV’s shares. At December 31, 2018, no payment has been made to the Distributor.

Distribution and Servicing Fee

Pursuant to a distribution and shareholder servicing plan (the “Distribution and Shareholder Servicing Plan”) between the RE Income Fund-ADV and the Distributor, the RE Income Fund-ADV will compensate the Distributor and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the RE Income Fund-ADV. The RE Income Fund-ADV will be subject to a distribution and servicing fee, which will be accrued daily and payable monthly, at an annualized rate of 0.25% of the NAV per share beginning the first calendar month after the close of the offering. Once shares are sold to non-affiliate investors, shares will be subject to the accrual of the distribution and servicing fee, however, such fees will not be paid

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

until after the close of the offering. The RE Income Fund-ADV will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the RE Income Fund-ADV and shareholders, equals 2.0% of the gross proceeds from the offering excluding proceeds from share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued; or (iii) the date at which a liquidity event occurs. For the year ended December 31, 2018, there were no distribution and servicing fees paid to the Distributor because the RE Income Fund-ADV was still in its offering period. For the year ended December 31, 2018, there were no distribution and servicing fees incurred.

Support Agreements

On November 8, 2017 and July 13, 2017, the RE Income Fund-ADV and the Master Fund, respectively, each entered into a separate expense support and conditional reimbursement agreement with Colony Capital FV (each an “Expense Support Agreement”), whereby Colony Capital FV agreed to reimburse the RE Income Fund-ADV and the Master Fund for expenses. On May 10, 2018, the Board approved amended and restated expense support and conditional reimbursement agreements with RE Income Fund-ADV and the Master Fund (the “Amended and Restated Expense Support Agreements”). The purpose of these agreements is to seek to minimize the extent to which any portion of RE Income Fund-ADV’s distributions or the Master Fund’s distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the RE Income Fund-ADV or the Master Fund are generating net income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

Pursuant to the Amended and Restated Expense Support Agreements, Colony Capital FV reimburses, on a quarterly basis, the RE Income Fund-ADV and the Master Fund for expenses (excluding offering expenses) and/or provide additional support payments in an amount equal to the difference between the cumulative distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the RE Income Fund-ADV’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the RE Income Fund-ADV’s or the Master Fund, as applicable, plus offering expenses, minus any reimbursement payments payable to Colony Capital FV pursuant to this arrangement. Colony Capital FV’s obligation to make an expense payment shall automatically become a liability of Colony Capital FV and the right to such expense payment shall be an asset of the RE Income Fund-ADV or the Master Fund, as applicable, on each day that the RE Income Fund-ADV’s or the Master Fund’s, as applicable, net asset value is calculated.

The RE Income Fund-ADV and the Master Fund have a conditional obligation to reimburse Colony Capital FV for any amounts funded under the Amended and Restated Expense Support Agreements in any calendar quarter occurring within three years of the date on which Colony Capital FV funded such amounts provided that (a) the annualized rate of regular distributions declared by the Trusts and the Master Fund at the time of such reimbursement is not less than the annualized rate of regular cash distributions declared by the Trusts and Master Fund at the time the expense payment was made to which such reimbursements relates and (b) the Operating Expense Ratio (as defined below) as of such Reimbursement Date (as defined in the Amended and Restated Expense Support Agreement) is not greater than the Operating Expense Ratio as of the expense payment date attributable to such specified expense payment.

“Operating Expense Ratio” means Net Operating Expenses (as defined in the Amended and Restated Expense Support Agreement) as of the applicable period, expressed as a percentage of the average net assets of the Fund as of the relevant measurement date. If such conditions do not occur within three years of such expense payment, Colony Capital FV is no longer entitled to reimbursement.

The Amended and Restated Expense Support Agreements may be terminated at any time by the RE Income Fund-ADV or Colony Capital FV or shall automatically terminate in the event of (i) the termination by the RE Income Fund-ADV of the Trust Advisory Agreement, (ii) an assignment (as that term is defined under the 1940 Act) of the Trust Advisory Agreement, or (iii) the Board’s determination to dissolve or liquidate the RE Income Fund-ADV.

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

The following table reflects the expense reimbursement accrued from the Advisor to the RE Income Fund-ADV for the year ended December 31, 2018 and the period from November 8, 2017 (commencement of operations) through December 31, 2017 that may be subject to reimbursement to the Advisor:

Quarter Ended(1)	Amount of Expense Reimbursements	Annualized Rate of Distributions Per Common Share(2)	Operating Expense Ratio(3)		Reimbursement Eligibility Expiration
December 31, 2017	$6,958	0.00%	4.98%		December 31, 2020
March 31, 2018	$11,766	6.64%	7.66%		March 31, 2021
June 30, 2018	$11,684	6.61%	7.68%		June 30, 2021
September 30, 2018	$12,164	6.49%	7.89%		September 30, 2021
December 31, 2018	—	6.87%	(12.54)%	(4)	December 31, 2021
_________________

(1)	The Expense Support Agreement was implemented in November 2017 effective for the calendar quarter ended June 30, 2017, and on a quarterly basis thereafter.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular daily cash distribution per common share as of such date without compounding), divided by the RE Income Fund-ADV’s NAV per common share as of such date.

(3)
The Operating Expense Ratio is calculated as follows: Net Operating Expenses (as defined in the Amended and Restated Expense Support Agreement) as of the applicable period, expressed as a percentage of the average net assets of the RE Income Fund-ADV as of the relevant measurement date.

(4)	The operating expense ratio is negative for the three months ended December 31, 2018 due to a change in estimate for certain accrued expenses.

Notwithstanding Colony Capital FV’s obligations pursuant to the Expense Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the RE Income Fund-ADV. For the year ended December 31, 2018, expense support provided to the RE Income Fund-ADV by Colony Capital FV was $17,149. As of December 31, 2018, expense support due to Colony Capital FV from the RE Income Fund-ADV was $18,465.

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and Colony Capital FV, Colony Capital FV previously agreed to purchase up to an aggregate of $10.0 million in Master Fund shares, at the current NAV per Master Fund share, of which $2.0 million was contributed by Colony Capital FV to the Master Fund as a seed capital investment (the “Seed Capital Investment”). On May 10, 2018, the Distribution Support Agreement was terminated. Other than the Seed Capital Investment, no amounts were purchased by Colony Capital FV pursuant to the Distribution Support Agreement.

Capital Contribution by Colony Capital FV

Prior to commencement of operations, Colony Capital FV contributed $150,000 to purchase 16,502 common shares of the RE Income Fund-ADV at a price of $9.09 per share.

Service Providers

MUFG Union Bank, N.A., serves as the Fund’s custodian. DST Systems, Inc. serves as the Fund’s transfer agent.

On January 9, 2017 and November 8, 2017, the Master Fund and the RE Income Fund-ADV, respectively, entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and the RE Income Fund-ADV, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the RE Income Fund-ADV. On June 1, 2018, the Administration Agreement was amended to include additional services related to the preparation of the financial statements.

5.	Distributions

The following table reflects the distributions declared by the Board for common shares outstanding for the year ended December 31, 2018. From the period from November 8, 2017 (commencement of operations) through December 31, 2017, no distributions were paid.

	Distribution Per Share(1)	Amount
Period
For the year ended December 31, 2018	$0.6000	$9,902
_________________

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

(1)	Based on the weighted average shares outstanding from January 1, 2018 to December 31, 2018.

The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

On November 9, 2017, the Board declared daily distributions at an annualized rate of $0.60 per common share from January 1, 2018 through March 31, 2018.

On February 22, 2018, the Board declared daily distributions at an annualized rate of $0.60 per common share from April 1, 2018 through June 30, 2018.

On May 10, 2018, the Board declared daily distributions at an annualized rate of $0.60 per common share from July 1, 2018 through September 30, 2018.

On August 16, 2018, the Board declared daily distributions at an annualized rate of $0.60 per common share from October 1, 2018 through December 31, 2018.

Distributions are accrued daily and paid monthly. Distributions are payable on the first business day of the following month. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Master Fund, net of any operating expenses. From time to time, the RE Income Fund-ADV intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Master Fund.

The character of distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

RE Income Fund-ADV expects that for a period of time, which time period may be significant, substantial portions of distributions may be funded through the reimbursement of certain expenses and additional support payments by Colony Capital FV that may be subject to repayment by RE Income Fund-ADV within three years. The purpose of this arrangement is to minimize the extent to which any portion of the RE Income Fund-ADV’s distributions to shareholders will be paid from offering proceeds. Any such distributions funded through support payments or waivers of advisory fees are not based on the RE Income Fund-ADV’s investment performance and distributions can only be sustained if the RE Income Fund-ADV achieves positive investment performance in future periods and/or Colony Capital FV continues to make such payments. RE Income Fund-ADV’s future repayments of amounts reimbursed by Colony Capital FV will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that RE Income Fund-ADV will achieve the performance necessary to sustain its distributions or that RE Income Fund-ADV will be able to pay distributions at a specific rate or at all.

6.	Income Taxes

The RE Income Fund-ADV intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code beginning with the taxable year ending December 31, 2018. If so qualified, the RE Income Fund-ADV will not be subject to federal income tax to the extent it distributes substantially all of its taxable net investment income and capital gains, if applicable, to shareholders. Accordingly no provision for Federal income tax is necessary.

Tax Basis of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the RE Income Fund-ADV during the fiscal year ended December 31, 2018 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2018	$9,902	$—	$—

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

At December 31, 2018, the cost and aggregate gross unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Depreciation	Cost of Investments for Income Tax Purposes
$—	$(5,814)	$(5,814)	$125,000

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gains or Tax Basis Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences
$724	$—	$(5,814)	$(841)

The cumulative timing differences primarily consist of distributions payable.

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

7.	Financial Highlights

The following is a schedule of financial highlights:

		For the period from
	For the	November 8, 2017(1)
	Year Ended	through
	December 31, 2018	December 31, 2017
Per share data(2):
Net asset value, beginning of period	$9.05	$9.09
Results of operations
Net investment income(3)	0.59	—
Net realized and unrealized loss on investments	(0.31)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.28	(0.04)

Shareholder distributions
Distributions from net investment income(3)	(0.60)	—
Net decrease in net assets resulting from shareholder distributions	(0.60)	—

Net asset value, end of period	$8.73	$9.05

Shares outstanding, end of period	16,502	16,502

Total return(4)	3.1%	(0.4)%	(5)

Ratios/Supplemental Data:
Net assets, end of period	$144,069	$149,292

Ratio of net investment income (loss) to average net assets(6)(7)	6.5%	0.0%

Ratio of total operating expenses to average net assets(6)(7)	10.7%	33.7%
Ratio of expense reimbursement from Advisor to average net assets(6)(7)	(11.4)%	(31.4)%
Ratio of net operating expenses to average net assets(6)(7)	(0.7)%	2.3%

Portfolio turnover rate of CC Real Estate Income Master Fund	1.0%	0.0%

(1)	Commencement of operations.
(2)	Per share data may be rounded in order to compute the ending net asset value per share.
(3)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(4)
Total return is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the RE Income Fund-ADV at the RE Income Fund-ADV's net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The total return includes the effect of the expense reimbursement from the Advisor which causes an increase in net asset value per share. There were no distributions for the period ended December 31, 2017.

(5)	Not annualized.
(6)	Average daily net assets for the applicable period are used for this calculation for the applicable period.
(7)	Annualized.

CC REAL ESTATE INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

8.	Commitments and Contingencies

In the normal course of business, the RE Income Fund-ADV may enter into contracts that contain a variety of representations which provide general indemnifications. The RE Income Fund-ADV’s maximum exposure under the arrangements cannot be known; however, the RE Income Fund-ADV expects any risk of loss to be remote.

9. SEC Regulations

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the RE Income Fund-ADV adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Funds’ net assets or results of operations.

10. Recent Accounting Pronouncement

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to ASC Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of this ASU on the RE Income Fund-ADV Financial Statements is currently been evaluated.

11.	Subsequent Events

Investment Transactions

For the period from January 1, 2019 through February 28, 2019, the Company purchased 5,226 shares in the Master Fund for $30,000 or $5.74 per share.

Plan of Dissolution, Liquidation and Termination

On February 21, 2019, the Board of the Master Fund, at the recommendation of the Advisor, approved a Plan of Dissolution, Liquidation and Termination (the "Plan") that provided for the dissolution, complete liquidation and termination of the Master Fund and the assets therein and the distribution of the net proceeds of such liquidation to the Master Fund and its shareholders on a pro rata basis. Following the approval of the Plan, the Trust and the Feeder Funds were closed to new investors, the offering has been suspended, and the Advisor began the process of liquidating the Master Fund’s portfolio. Distributions have been declared through March 31, 2019. In addition, in preparation for a liquidation of the Trust, the Board has approved the termination of the Distribution Reinvestment Plan, effective as of the date of approval of the Plan, and as a result the monthly distributions for March will be paid in cash to Shareholders.

Other

Other than noted above, the management of the RE Income Fund-ADV has evaluated events and transactions through February 28, 2019, the date of financial statement issuance, and has determined that there are no material events that would require adjustments to or disclosure in the RE Income Fund-ADV’s financial statements.

CC REAL ESTATE INCOME FUND-ADV
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2018

Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups - Interested Trustees and Independent Trustees. The address for each trustee is c/o CC Real Estate Income Fund-ADV, 590 Madison Avenue, 34th Floor, New York, New York 10022. As set forth in each of the Fund’s and Master Fund’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Kevin P. Traenkle (48)	Chairman of the Board, CEO, and President	2017	Chairman, CEO and President of the Master Fund and CC Real Estate Income Fund, CC Real Estate Income Fund-T, CC Real Estate Income Fund-ADV and CC Real Estate Income Fund-C (collectively, the “Feeder Funds”) and Colony Credit Real Estate, Inc., (“Colony Credit”); Executive Vice President and Chief Investment Officer of Colony Capital, Inc.; Executive Vice President and Chief Investment Officer of Colony Capital, Inc. (2009-2017); Executive Director of Colony Capital, Inc. (2015-2017); Principal of Colony Capital, LLC (“CCLLC”) (2005-2017); Vice President of Acquisitions of CCLLC (2002-2005).	5	Chairman of the Master Fund, the Feeder Funds, Core Property Corp. (“Core Property”) and Colony Credit.
Independent Trustees
Daniel J. Altobello (77)	Trustee	2016	CEO and President of Caterair International Corporation (1989 - 1995); Executive Vice President of Marriott Corporation (1979 - 1989); President of Marriott Airport Operations Group (1979 - 1989).	5
Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”); Chairman of Altobello Family LP; Director of Arlington Asset Investment Corp.; Director of DiamondRock Hospitality Co.; Director of Mesa Air Group, Inc.; Trustee of Loyola Foundation, Inc.

Dianne P. Hurley (56)	Lead Independent Trustee	2016	CAO of A&E Real Estate; Startup consultant to asset management firms, including Stonecourt Capital, Imperial Companies and RedBird Capital Partners (2015-2017); Managing Director of SG Partners (2011 - 2014); COO, Global Distribution of Credit Suisse Asset Management (2009 - 2011); Chief Administrative Officer, TPG-Axon (2004 - 2009).	5	Trustee of the Master Fund and the Feeder Funds; Director of Griffin-American Healthcare REIT IV, Inc; Director of NorthStar Realty Europe Corp. (“NorthStar Realty Europe”).
Gregory A. Samay (60)	Trustee	2016	Previously Chief Investment Officer (previously an Investment Officer) of Fairfax County Retirement Systems (2011 - 2016); Executive Director and Chief Investment Officer of Arlington County Employees’ Retirement System (2005 - 2010).	5	Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare.

CC REAL ESTATE INCOME FUND-ADV
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2018

Executive Officers

Executive Officers who are not Trustees are as follows:

Name (Age)	Position Held	Officer Since	Principal Occupation Past 5 Years
Executive Officers
Frank V. Saracino (52)	Chief Financial Officer and Treasurer	2015
Managing Director of Colony Capital (and its predecessor) since August 2015 and as the Chief Financial Officer and Treasurer of the Master Fund and the Feeder Funds since each fund’s inception. Director of Core Property since 2017. Chief Accounting Officer of Colony Credit since 2018. Chief Financial Officer and Treasurer of NorthStar Healthcare since August 2015. Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC from July 2012 to December 2014. Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses, which included private equity, asset management, lease financing, private wealth, and investment banking.

William Hughes III (45)	Chief Operating Officer	2018
Managing Director, Investment Management of Colony Capital since 2017. Chief Operating Officer of the Master Fund and the Feeder Funds since November 2018. Director of Core Property since January 2019, Investment Committee of the Advisor since August 2018. Mr. Hughes is responsible for liquid investment strategies. He is the Portfolio Manager of the Colony Capital Focus Fund and the firm’s Commercial Real Estate Securities portfolio. Prior to joining Colony Capital in 2017, Mr. Hughes managed the Focus Fund within Kayne Anderson. Prior to that, Mr. Hughes was a portfolio manager for the Condorcet Opportunity Fund, an event driven hedge fund controlled by Societe Generale.

Sandra M. Forman (52)	General Counsel, Chief Compliance Officer and Secretary	2015
Senior Vice President and Deputy General Counsel of Colony Capital (and its predecessor) since October 2015. Currently the General Counsel, Chief Compliance Officer and Secretary of the Master Fund and the Feeder Funds. Chief Compliance Officer of the Advisor of the Master Fund and Feeder Funds since February 2017. Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015. General Counsel, Chief Compliance Officer, Secretary of Harris & Harris Group, Inc. from August 2004 to June 2014.

CC REAL ESTATE INCOME FUND-ADV
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2018

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures

The Master Fund has delegated its proxy voting responsibility to the Advisor. Shareholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund at 877-940-8777 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record

Information regarding how the Advisor voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12-month period will be available without charge by making a written request to the Master Fund’s Chief Compliance Officer, c/o Colony Capital, Inc., at 590 Madison Avenue, New York, New York 10022, by calling the Master Fund at (212) 547-2600, or on the SEC’s website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of CC Real Estate Income Master Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CC Real Estate Income Master Fund (the "Master Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, and the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, loan servicer, and broker; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Event

As discussed in Note 14 to the financial statements, the Board of Trustees approved on February 21, 2019, a plan of dissolution, liquidation, and termination for the Master Fund.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 28, 2019

We have served as the auditor of one or more investment companies in the CC Real Estate Income Funds group since 2016.

CC Real Estate Income Master Fund
Schedule of Investments
As of December 31, 2018

Security	Rate		Maturity Date	Face Amount	Amortized Cost(a)	Amortized Cost as a% of Face Amount	Fair Value
Commercial Mortgage-Backed Securities (“CMBS”) — 94.1%(b)
Bank of America Commercial Mortgage Trust Series 2015-UBS, Class D	3.17%		09/15/2048	$2,645,000	$2,210,497	83.6%	$2,188,142
Bank of America Commercial Mortgage Trust, Series 2016-UB10, Class D	3.00%		07/15/2049	80,000	60,820	76.0%	62,024
Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class D	3.25%		02/15/2050	40,000	33,036	82.6%	32,601
Bank of America Commercial Mortgage Trust, Series 2018-BN13, Class D	3.00%		08/15/2061	1,500,000	1,172,069	78.1%	1,164,907
Bank of America Commercial Mortgage Trust, Series 2018-BN11, Class D	3.00%		03/15/2061	1,900,000	1,488,177	78.3%	1,483,761
Bank of America Commercial Mortgage Trust, Series 2017-BNK7, Class D	2.71%		09/15/2060	4,000,000	3,125,614	78.1%	3,183,891	(c)
Bank of America Commercial Mortgage Trust, Series 2017-C34, Class D	2.70%		11/15/2026	3,500,000	2,617,452	74.8%	2,607,054
CD Commercial Mortgage Trust, Series 2017-CD3, Class D	3.25%		02/10/2050	6,030,000	5,162,437	85.6%	4,839,779	(c)
Citigroup Commercial Mortgage Trust, Series 2017-B1, Class D	3.00%		08/15/2027	2,000,000	1,615,368	80.8%	1,558,815	(c)
COMM Mortgage Trust, Series 2014-UBS5, Class D	3.50%		09/10/2047	3,000,000	2,357,713	78.6%	2,454,886
COMM Mortgage Trust, Series 2014-UBS5, Class E	3.50%		09/10/2047	1,500,000	953,607	63.6%	982,638
DBGS Mortgage Trust Series 2018-C1, Class E	3.04%		10/15/2051	2,000,000	1,513,818	75.7%	1,498,576
Deutsche Bank Commercial Mortgage Trust, Series M 2016-C1, Class D	3.50%		05/10/2049	116,000	97,576	84.1%	96,180
Deutsche Bank Commercial Mortgage Trust, Series M 2016-C1, Class E	3.25%		05/10/2049	180,000	118,265	65.7%	124,224
GS Commercial Mortgage Trust, Series 2017-GS7, Class E	3.00%		08/10/2050	2,000,000	1,669,618	83.5%	1,605,477	(c)
GS Mortgage Securities Trust, Series 2017-GS5, Class D	3.51%		03/10/2050	4,500,000	3,888,245	86.4%	3,754,957
JP Morgan Bank, Series 2016-C2, Class D	3.40%		06/15/2049	1,800,000	1,500,448	83.4%	1,476,974	(c)
JP Morgan Bank, Series 2016-C4, Class D	3.22%		12/15/2049	1,900,000	1,526,794	80.4%	1,545,874	(c)
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class D	3.40%		03/15/2050	150,000	128,392	85.6%	120,643
Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class D	3.00%		03/15/2051	1,900,000	1,492,612	78.6%	1,465,411	(c)
Total Commercial Mortgage-Backed Securities (Amortized Cost $32,732,558)							32,246,814

Affiliated Investments - 17.7%
Core Property Corp. - Equity Investment (606,800 shares)(d)(e)(f)					606,800	100.0%	606,700
Core Property Corp. - Mezzanine Loan(d)(e)	8.00%		11/19/2028	5,460,299	5,460,299	100.0%	5,460,299
Total Affiliated Investments (Cost $6,067,099)							6,066,999

Term Loan -1.3%
Kentucky Fried Chicken Term Loan	11.00%	(g)	10/17/2019	458,955	458,955	100%	458,955
Total Term Loan (Cost $458,955)							458,955

Common Stock - 5.6%
Spirit MTA Equity REIT (75,140 shares)							535,748
TriplePoint Venture Growth BDC Corp. (102,906 shares)							1,120,647
Zayo Group Holdings, Inc. (11,750 shares)(f)							268,370
Total Common Stock (Cost $2,624,164)(a)							1,924,765

Short Term Investment - 7.3%
U.S. Treasury Bill	2.31%		01/29/2019	2,500,000	2,495,500	99.8%	2,495,396
Total Short Term Investment (Amortized Cost $2,495,500)							2,495,396

TOTAL INVESTMENTS (Cost $44,378,276)(a) - 126.0%							43,192,929
OTHER ASSETS AND LIABILITIES-NET - (26.0)%(h)(i)							(8,911,728)
NET ASSETS - 100.0%							$34,281,201

Refer to notes to accompanying financial statements.

Futures Contracts

Issue	Expiration Date	Contracts Purchased (Sold)	Notional Value	Unrealized Depreciation
10 Year USD Deliverable Swap Futures	03/18/2019	(190)	$(19,000,000)	$(392,935)

USD—U.S. Dollar.

Centrally Cleared Credit Default Swap On Credit Indices—Sell Protection(j)

Reference Entity	Counterparty	Periodic Payment Receive Rate(k)	Termination Date	Notional Value(l)	Fair Value(m)	Upfront Premium Received/(Paid)	Unrealized Depreciation
CMBX.NA.A.11	Morgan Stanley	2.00%	11/18/2054	$(5,000,000)	$(243,131)	$3	$(243,128)
					$(243,131)	$3	$(243,128)

Reverse Repurchase Agreements

Counterparty	Interest Rate(k)	Trade Date	Termination Date	Amount
Barclays Capital Inc.	3.52%	12/13/2018	01/14/2019	$5,088,637
Barclays Capital Inc.	3.48%	12/06/2018	01/14/2019	$3,110,450
				$8,199,087

All agreements can be terminated by either party on demand at value plus accrued interest.

(a)	Also represents cost for federal income tax purposes.
(b)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(c)	Position, or a portion thereof, has been pledged as collateral for a reverse repurchase agreement.
(d)	Affiliated investment.
(e)	At December 31, 2018, the Fund owned more than 25% of the voting securities of Core Property Corp., thereby making this controlled affiliate, as defined by the 1940 Act, of the Fund.
(f)	Non-Income Producing Security.
(g)	Rate shown is net of 0.05% issuance fee.
(h)	Includes the effect of futures contracts, centrally cleared credit default swaps on credit indices and reverse repurchase agreements.
(i)	Includes cash which is being held as collateral for futures contracts and credit default swap contracts.
(j)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(k)	Percentage shown is an annual percentage.
(l)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(m)
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Refer to notes to accompanying financial statements.

CC Real Estate Income Master Fund
Statement of Assets and Liabilities

As of
December 31, 2018
Assets
Investments, at fair value (Cost $38,311,177)	$37,125,930
Affiliated investments, at fair value (Cost $6,067,099)	6,066,999
Cash	1,628,713
Futures collateral held at broker	577,130
Expense reimbursement due from Advisor	575,429
Credit default swap collateral held at broker	260,000
Interest receivable	110,262
Dividend receivable	99,936
Deferred offering costs	19,132
Total assets	46,463,531

Liabilities
Payable for reverse repurchase agreements	8,199,087
Payable for securities purchased not yet settled	2,495,500
Unrealized depreciation on futures contracts	392,935
Unrealized depreciation on credit default swap contracts	243,131
Shareholder distributions payable	212,678
Administrative services expenses payable	200,377
Professional fees payable	192,643
Management fee payable	111,793
Trustees’ fees payable	60,250
Accounting and administrative fee payable	37,525
Interest payable on reverse repurchase agreements	16,990
Offering cost payable	6,618
Other liabilities and accrued expenses	12,803
Total liabilities	12,182,330
Net assets	$34,281,201

Commitments and contingencies (Note 11)

Composition of net assets
Common shares, $0.001 par value per share, unlimited shares authorized, 5,974,420 shares issued and outstanding	$5,974
Paid-in-capital in excess of par value	35,923,813
Total distributable earnings	(1,648,586)
Net assets	$34,281,201

Net Asset Value per common share	$5.74

Refer to notes to accompanying financial statements.

CC Real Estate Income Master Fund
Statement of Operations

For the
Year Ended
December 31, 2018
Investment income
Interest income	$1,871,603
Dividend income	206,584
Total investment income	2,078,187

Operating expenses
Administrative services expenses	784,915
Management fees	423,572
Accounting and administrative fees	399,098
Professional fees	346,500
Trustees’ fees	253,000
Offering costs	108,200
Interest on investments and reverse repurchase agreements	58,042
Custodian fees	28,000
Other expenses	23,542
Total expenses	2,424,869
Less: Expense reimbursement from Advisor (Note 4)	(2,630,866)
Net investment income before tax expense	2,284,184
Income tax (benefit)	(6,766)
Net investment income	2,290,950

Net Realized Gain/(Loss) and Unrealized Depreciation on Investments
Net realized loss on investments	(173,676)
Net realized gain on futures contracts	498,757
Net realized gain on credit default swap contracts	29,166
Net change in unrealized depreciation on investments	(1,274,641)
Net change in unrealized depreciation on futures contracts	(350,693)
Net change in unrealized depreciation on credit default swap contracts	(243,128)
Total net realized gain/(loss) and unrealized depreciation on investments and futures contracts	(1,514,215)
Net increase in net assets resulting from operations	$776,735

Refer to notes to accompanying financial statements.

CC Real Estate Income Master Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Operations:
Net investment income	$2,290,950	$467,583
Net realized gain on investments, futures contracts and credit default swap contracts	354,247	148,006
Net change in unrealized (depreciation)/appreciation on investments, future contracts and credit default swap contracts	(1,868,462)	47,152
Net increase in net assets resulting from operations	776,735	662,741

Shareholder Distributions
From distributable earnings	(2,362,756)	(802,477)
Net decrease in net assets resulting from shareholder distributions	(2,362,756)	(802,477)

Capital transactions
Issuance of common shares (Note 3)	7,203,005	28,071,080
Repurchase of common shares (Note 3)	(921,079)	—
Offering costs (Note 2)	63,341	(63,341)
Net increase in net assets resulting from capital transactions	6,345,267	28,007,739

Total increase in net assets	4,759,246	27,868,003
Net assets at beginning of period	29,521,955	1,653,952
Net assets at end of period	$34,281,201	$29,521,955	(a)

(a)
For the year ended December 31, 2017, net assets included accumulated net investment income of $121,535. This amount is not disclosed for the year ended December 31, 2018 pursuant to amended Regulation S-X. Refer to Note, 12, “SEC Regulations.”

Refer to notes to accompanying financial statements.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

1.	Business and Organization

CC Real Estate Income Master Fund (the “Master Fund”), formerly NorthStar Real Estate Capital Income Master Fund, was organized as a Delaware statutory trust on October 2, 2015. The Master Fund’s primary investment objectives are to generate attractive and consistent income and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation.

The Master Fund commenced operations on May 6, 2016, when the registration statements of CC Real Estate Income Fund (the “RE Income Fund”), formerly NorthStar Real Estate Capital Income Fund, and CC Real Estate Income Fund-T (“RE Income Fund-T”), formerly NorthStar Real Estate Capital Income Fund-T, and collectively with RE Income Fund, the “Trusts”, whose principal investment strategy is identical to the Master Fund, were declared effective by the Securities and Exchange Commission (the “SEC”).

Two additional feeder funds of the Master Fund, CC Real Estate Income Fund-ADV (“RE Income Fund-ADV”), formerly NorthStar Real Estate Capital Income Fund-ADV, and CC Real Estate Fund-C (“RE Income Fund-C”), formerly NorthStar Real Estate Capital Income Fund-C, and collectively, together with the Trusts and RE Income Fund-ADV, the “Feeder Funds” were formed on May 5, 2017 and September 20, 2017, respectively. RE Income Fund-ADV and RE Income Fund-C commenced operations on November 8, 2017 and on January 30, 2018, respectively, the date when their respective registration statements were declared effective by the SEC.

As of December 31, 2018, approximately 85.9%, 9.7%, 0.3% and 0.4% of the Master Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by RE Income Fund, RE Income Fund-T, RE Income Fund-ADV and RE Income Fund-C, respectively. The remaining 3.7% was held by Colony Capital FV Holdings, LLC (“Colony Capital FV”) an affiliate of Colony Capital (defined below).

The Master Fund is externally managed by CNI RECF Advisors, LLC (the “Advisor”), a Delaware limited liability company, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Prior to January 11, 2017, the Master Fund was externally managed by an affiliate of NorthStar Asset Management Group Inc. (NYSE: NSAM) (“NSAM”). Effective January 10, 2017, NSAM completed its previously announced merger (the “Merger”) with Colony Capital, Inc. and NorthStar Realty Finance Group (“NorthStar Realty”) to create Colony NorthStar, Inc., an internally-managed equity real estate investment trust (“REIT”), with a diversified real estate and investment management platform and publicly-traded on the NYSE. In addition, following the Merger, the Advisor (formerly NSAM B-RECF Ltd., an affiliate of NSAM), became a subsidiary of Colony NorthStar, Inc. Effective June 25, 2018, Colony NorthStar, Inc. changed its name to Colony Capital, Inc. (“Colony Capital”) and now trades on the NYSE under the ticker symbol “CLNY.” Colony Capital manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded REITS and registered investment companies.

Pursuant to an advisory agreement (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the Master Fund’s activities, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund’s portfolios, subject to the oversight of the Master Fund’s Board of Trustees (the “Board”). The Advisor also provides certain other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the Master Fund, furnishes the Master Fund with office facilities and equipment, provides clerical services to the Master Fund, performs the calculation and publication of the Master Fund’s net asset value (“NAV”), oversees the preparation and filing of the Master Fund’s tax returns, the payment of the Master Fund’s expenses and the performance oversight of various third party service providers.

The Master Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with the taxable year ending December 31, 2018. Refer to Note 2, “Summary of Significant Accounting Policies - Income Taxes” for further details.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the Master Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Master Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current presentation.

Use of Estimates

The preparation of the Master Fund’s audited financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates and those differences may be material.

Cash

As of December 31, 2018, cash represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The Master Fund determines the fair value of its investment portfolio as of the close of each regular trading session of the NYSE. The Master Fund will calculate the NAV of its common shares, by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Master Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Master Fund. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Board has approved the Master Fund’s Valuation Policies and Procedures (the “Valuation Policies and Procedures”) as amended from time to time, and the formation of a valuation committee (the “Valuation Committee”) that consists of personnel from the Advisor whose membership on the Valuation Committee was approved by the Board. The Valuation Committee values the Master Fund’s assets in good faith pursuant to the Valuation Policies and Procedures and applies a consistent valuation process, which was developed and approved by the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value as provided by an independent pricing source. In circumstances where market quotes are not readily available, the Board has adopted the Valuation Policies and Procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the audit committee of the Board reviews the valuation determination made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s Valuation Policies and Procedures. The Board reviews and ratifies such value determinations.

ASC Topic 820, Fair Value Measurements and Disclosure, (“ASC Topic 820”), issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Refer to Note 5, “Investment Portfolio” for further discussion on fair value measurement. In accordance with ASC Topic 820, when determining the fair value of an asset or liability, the Valuation Committee seeks to determine the price that would be received from the sale of the asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, independent third party pricing vendors, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Master Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Master Fund’s financial statements.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

As the Master Fund raises and invests additional capital, it expects that the portfolio will continue to consist of investments that are not actively traded in the market and for which quotation may not be available. For purposes of calculating NAV, the Valuation Committee will use the following valuation methods:

Investments where a market price is readily available:

Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.

Investments where a market price is not readily available:

For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund will value such investments at fair value as determined in good faith by the Board, with assistance from the Valuation Committee, in accordance with the Master Fund’s Valuation Policies and Procedures.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

Investments in reverse repurchase agreements are generally valued at par each business day. For more information please see Note 6.

Security Transactions and Revenue Recognition

Security transactions are accounted for on their trade date. For commercial real estate (“CRE”) related debt investments, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and interest income on such investments is recognized on an accrual basis and any related premium, discount, origination costs and fees are amortized over the life of the investment using the effective interest method. The amortization is reflected as an adjustment to interest income in the statement of operations. For CRE related securities which include commercial mortgage-back securities (“CMBS”) and unsecured debt of publicly-traded REITs, interest income on such investments is recognized using the effective interest method with any premium or discount amortized or accreted through earnings based on expected cash flow through the maturity date of the security. Changes to expected cash flow may result in a change to the yield which is then applied retrospectively for high-credit quality securities that cannot be prepaid or otherwise settled in such a way that the holder would not recover substantially all of the investment or prospectively for all other securities to recognize interest income. The Master Fund will record dividend income on the ex-dividend date. Shares received in lieu of cash dividends are recorded as dividend income. The Master Fund will not accrue interest or dividends on loans and securities as a receivable if there is reason to doubt the collectability of such income.

Loan origination fees, original issue discount, and market discount (premium) will be capitalized and such amounts will be accreted (amortized) as interest income (expense) over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount will be recorded as interest income. The Master Fund will record prepayment premiums on loans and securities as interest income when it receives such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments will be calculated by using the specific identification method. The Master Fund will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment including any unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Master Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

costs pertaining to the preparation of the Master Fund’s Registration Statement on Form N-2 related to the offering of its common shares. Historically, the Master Fund charged offering costs against capital in excess of par value on its financial statements in error. In the current period, the Master Fund corrected its accounting treatment for offering costs to record such costs as a deferred charge and thereafter amortize to expense over 12 months on a straight-line basis. Also, during the current year, the Master Fund reclassified $63,341 of offering costs to a deferred charge, which had been recorded as a reduction to capital in 2017. Management concluded that the impact of the error and its correction is not material to the current or previously presented financial statements. Organization costs incurred directly by the Master Fund are expensed as incurred.

Pursuant to the Master Fund’s Advisory Agreement, the Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the Master Fund in connection with the offering. The Master Fund will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering. The Master Fund estimates that the O&O Costs of the Master Fund will be de minimis as Master Fund shares are not being offered to the public. The Master Fund records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. For allocated O&O, organization costs are recorded as an expense in the statement of operations. Offering costs are recorded as a deferred charge and are thereafter amortized to expense over 12 months on a straight-line basis.

As of December 31, 2018, the Advisor incurred approximately $0.8 million of O&O Costs on behalf of the Master Fund. As of December 31, 2018 and December 31, 2017, approximately $64,000 and $63,000, respectively of offering costs were allocated to the Master Fund. As of December 31, 2018, offering costs payable by the Master Fund to the Advisor was $6,618. For the year ended December 31, 2017, approximately $23,000 of organization costs were incurred by the Master Fund and reimbursed to the Advisor. There were no organization costs incurred by the Master Fund for the year ended December 31, 2018. Since inception of the Master Fund, all O&O Costs have been incurred by the Advisor.

Income Taxes

The Master Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code beginning with the taxable year ending December 31, 2018. To maintain qualification as a RIC, the Master Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Master Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Master Fund intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income, if any, and net capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Master Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, if any, and 98.2% of any capital gain net income, if any.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Uncertainty in Income Taxes

The Master Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the year ended December 31, 2018, the Master Fund did not incur any interest or penalties.

Distributions

Distributions to the Master Fund’s shareholders are recorded as of the record date.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

3.	Share Transactions

Common shares of the Master Fund are issued solely to the Feeder Funds in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. The following table summarizes the common shares issued by the Master Fund to the Feeder Funds during the year ended December 31, 2017 and December 31, 2018, respectively:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

CC Real Estate Income Fund	877,009	$5,287,005	4,381,944	$26,086,080
CC Real Estate Income Fund-T	297,195	1,791,000	306,946	1,860,000
CC Real Estate Income Fund-ADV	—	—	20,764	125,000
CC Real Estate Income Fund-C	20,938	125,000	—	—
Total Gross Proceeds from Issuance of Common Shares	1,195,142	7,203,005	4,709,654	28,071,080
Aggregate Consideration for Repurchased Shares	(152,610)	(921,079)	—	—
Net Proceeds from Share Transactions	1,042,532	$6,281,926	4,709,654	$28,071,080

Capital Transactions

Prior to commencement of operations, an affiliate of Colony Capital contributed $2,000,100, including the Seed Capital Investment to purchase 222,233 common shares of the Master Fund at $9.00 per share. These shares are now held by Colony Capital FV.

The Master Fund will repurchase common shares held by the RE Income Fund, RE Income Fund-T, RE Income Fund-ADV and RE Income Fund-C to the extent necessary to accommodate repurchase requests under each Trust’s share repurchase program.

Refer to Note 14, “Subsequent Events” for repurchase activity occurring after December 31, 2018.

4.	Related Party Transactions

Management Fee

Pursuant to the Master Fund Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor is entitled to a fee consisting of two components - the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”).

The Trusts will not incur a separate Management Fee or Incentive Fee under the Trusts’ advisory agreements for so long as the Trusts have a policy to invest all or substantially all of their net assets in the Master Fund, but the Trusts and shareholders will be indirectly subject to the Management Fee and Incentive Fee incurred by the Master Fund.

On February 23, 2017, the Board approved an amendment to the Master Fund’s Advisory Agreement for the calculation of the Management Fee. The Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

The Management Fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated. For the year ended and as of December 31, 2018, management fee expenses incurred and payable were $423,572 and $111,793, respectively.

Incentive Fee

The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred

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DECEMBER 31, 2018

return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.50%, subject to a “catch-up” feature.

The calculation of the Incentive Fee for each quarter will be as follows:

No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;

100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.715% in any calendar quarter will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the quarterly hurdle rate but is less than or equal to 1.715% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 12.5% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.715% in any calendar quarter; and

12.5% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.715% in any calendar quarter is payable to the Advisor once the quarterly hurdle rate is reached and the catch-up is achieved (12.5% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Advisor under the Master Fund’s Advisory Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

“Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Master Fund shares (including pursuant to the Master Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Master Fund shares pursuant to the Master Fund’s share repurchase program.

For the year ended December 31, 2018, no incentive fee was incurred or payable to the Advisor.

Reimbursement of Operating Expenses

The Advisor is to be reimbursed by the Master Fund, as applicable, for actual costs incurred in connection with providing administrative services to the Master Fund. Allocation of the cost of such services to the Master Fund is primarily based on time allocations, but may also be based on objective factors such as total assets and/or revenues. For the year ended and as of December 31, 2018, the amount of administrative services expenses incurred and payable were $784,915 and $200,377, respectively.

Support Agreements

On July 13, 2017, the Board approved separate expense support and conditional reimbursement agreements, each dated July 13, 2017, between Colony Capital FV and each of the Trusts and the Master Fund (each an “Expense Support Agreement”), whereby Colony Capital FV agreed to reimburse the Trusts and the Master Fund for expenses. On September 28, 2017 and May 10, 2018, the Board approved separate amended and restated expense support and conditional reimbursement agreements (the “Amended and Restated Expense Support Agreement”). The purpose of these agreements is to seek to minimize the extent to which any portion of Trusts’ distributions or Master Fund’s distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the Trusts are generating net income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

Pursuant to the Amended and Restated Expense Support Agreements, Colony Capital FV will reimburse, on a quarterly basis, the Trusts and the Master Fund for expenses (excluding offering expenses) and/or provide additional support payments in an amount equal to the difference between the cumulative distributions paid to the Trust’s or the Master Fund’s Shareholders, as

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DECEMBER 31, 2018

applicable, less the Trusts’ or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the Trusts or the Master Fund, as applicable, plus offering expenses, minus any reimbursement payments payable to Colony Capital FV pursuant to this arrangement. Colony Capital FV’s obligation to make an expense payment shall automatically become a liability of Colony Capital FV and the right to such expense payment shall be an asset of the Trusts or the Master Fund, as applicable, on each day that the Trusts’ or the Master Fund’s, as applicable, net asset value is calculated.

The Trusts and the Master Fund have a conditional obligation to reimburse Colony Capital FV for any amounts funded under the Amended and Restated Expense Support Agreements in any calendar quarter occurring within three years of the date on which Colony Capital FV funded such amounts provided that (a) the annualized rate of regular distributions declared by the Trusts and the Master Fund at the time of such reimbursement is not less than the annualized rate of regular cash distributions declared by the Trusts and Master Fund at the time the expense payment was made to which such reimbursements relates and (b) the Operating Expense Ratio (as defined below) as of such Reimbursement Date (as defined in the Amended and Restated Expense Support Agreements) is not greater than the Operating Expense Ratio as of the expense payment date attributable to such specified expense payment. “Operating Expense Ratio” means Net Operating Expenses (as defined in the Amended and Restated Expense Support Agreements) as of the applicable period, expressed as a percentage of the average net assets of the Fund as of the relevant measurement date. If such conditions do not occur within three years of such expense payment, Colony Capital FV is no longer entitled to reimbursement.

The Amended and Restated Expense Support Agreements may be terminated at any time by the Master Fund or Colony Capital FV or shall automatically terminate in the event of (i) the termination by the Master Fund of the Master Fund Advisory Agreement, (ii) an assignment (as that term is defined under the 1940 Act) of the Master Fund Advisory Agreement, or (iii) the Board’s determination to dissolve or liquidate the Master Fund.

The following table reflects the expense reimbursement accrued from the Advisor to the Master Fund for the year ended December 31, 2018 and the year ended December 31, 2017 that may be subject to reimbursement to the Advisor:

Quarter Ended(1)	Amount of Expense Reimbursements	Annualized Rate of Distributions Per Common Share(2)	Operating Expense Ratio(3)	Reimbursement Eligibility Expiration
September 30, 2017	$976,543	7.08%	2.03%	September 30, 2020
December 31, 2017	$626,648	7.01%	1.13%	December 31, 2020
March 31, 2018	$613,334	7.02%	1.00%	March 31, 2021
June 30, 2018	$712,078	6.98%	1.39%	June 30, 2021
September 30, 2018	$730,025	6.83%	1.53%	September 30, 2021
December 31, 2018	$575,429	7.32%	1.46%	December 31, 2021
_________________

(1)	The Expense Support Agreement was implemented in July 2017 effective for the calendar quarter ended March 31, 2017, and on a quarterly basis thereafter.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular daily cash distribution per common share as of such date without compounding), divided by the Master Fund’s NAV per common share as of such date.

(3)
The Operating Expense Ratio is calculated as follows: Net Operating Expenses (as defined in the Amended and Restated Expense Support Agreement) as of the applicable period, expressed as a percentage of the average net assets of the Master Fund as of the relevant measurement date.

Notwithstanding Colony Capital FV’s obligations pursuant to the Amended and Restated Expense Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the Trusts. For the year ended and as of December 31, 2018, the amount of expense support provided and due to the Master Fund by Colony Capital FV was $2,630,866 and $575,429 respectively.

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and Colony Capital FV, Colony Capital FV previously agreed to purchase up to an aggregate of $10.0 million in Master Fund shares, at the current NAV per Master Fund share, of which $2.0 million was contributed by Colony Capital FV to the Master Fund as a seed capital investment (the “Seed Capital Investment”). On May 10, 2018, the Distribution Support Agreement was terminated. Other than the Seed Capital Investment, no amounts were purchased by Colony Capital FV pursuant to the Distribution Support Agreement.

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DECEMBER 31, 2018

Capital Contribution by Colony Capital

Prior to commencement of operations, an affiliate of Colony Capital contributed $2,000,100, which included the Seed Capital Investment, to purchase 222,233 common shares of the Master Fund at $9.00 per share. These shares are now held by Colony Capital FV.

Service Providers

MUFG Union Bank, N.A., serves as the Fund’s custodian. DST Systems, Inc. serves as the Fund’s transfer agent.

On January 9, 2017, the Master Fund and the Trusts entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and Trusts, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the Trusts. On June 1, 2018, the Administration Agreement was amended to include additional services related to the preparation of the financial statements.

Board of Trustees

Trustees who do not also serve in an executive officer capacity for the Trust, the Feeder Funds, the Master Fund or the Advisor are entitled to receive from the Master Fund an annual fixed fee of $65,000 (to be prorated for a partial term), an additional fee per Board meeting attended of $2,000, an additional fee per committee meeting attended of $1,000 and our audit committee chairperson will receive an additional $10,000 annual retainer (to be prorated for a partial term). These trustees are Daniel J. Altobello, Dianne P. Hurley and Gregory A. Samay. Dianne P. Hurley serves as the lead Independent Trustee/audit committee chairperson. The Master Fund will also reimburse each of the trustees for all reasonable and authorized business expenses in accordance with the Master Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting. The Master Fund does not pay compensation to trustees who also serve in an executive officer capacity for the Trust, the Feeder Funds, the Master Fund or the Advisor.

5.	Investment Portfolio

The following table summarizes the composition of the Master Fund’s investment portfolio at cost and fair value as of December 31, 2018:

	December 31, 2018(1)
	Cost(2)	Fair Value	Percentage of Portfolio
CMBS	$32,732,558	$32,246,814	74.6%
Affiliated Investments	6,067,099	6,066,999	14.0%
U.S. Treasury Bill	2,495,500	2,495,396	5.8%
Common Stock	2,624,164	1,924,765	4.5%
Term Loan	458,955	458,955	1.1%
	$44,378,276	$43,192,929	100.0%
_________________
(1)    Does not include the effect of futures contracts, centrally cleared credit default swaps on credit indices and reverse repurchase agreements.
(2)    Cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

For the year ended December, 2018, purchases of securities, excluding short term obligations, aggregated to $16,683,309 and the proceeds from sales of securities (excluding short-term securities) were $280,612.

Under ASC Topic 820, fair value is defined as the price that the Master Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC Topic 820 emphasizes that valuation techniques should maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that

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DECEMBER 31, 2018

reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Master Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Master Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1:	observable inputs such as quoted prices in active markets;
Level 2:	includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and
Level 3:	unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2018, the Master Fund’s investments were categorized as follows in the fair value hierarchy:

Investments at Fair Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
CMBS	$—	$32,246,814	$—	$32,246,814
Affiliated Investments	—	—	6,066,999	6,066,999
Term Loan	—	—	458,955	458,955
Common Stocks	1,924,765	—	—	1,924,765
U.S. Treasury Bill	2,495,396	—	—	2,495,396
Total	$4,420,161	$32,246,814	$6,525,954	$43,192,929

Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Futures Contracts	$(392,935)	$—	$—	$(392,935)
Centrally Cleared Credit Default Swap on Sell Protection(2)	—	(243,128)	—	(243,128)
Reverse Repurchase Agreements		(8,199,087)	—	(8,199,087)
Total	$(392,935)	$(8,442,215)	$—	$(8,835,150)
_________________

(1)
The derivatives shown in this table are reported at their unrealized depreciation at measurement date, which represents the change in the contract’s value from trade date. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments.

(2)    Value includes the premium received with respect to swap contracts.

The Master Fund’s investments as of December 31, 2018 consisted primarily of CMBS, three equity securities in publicly traded REITs, a term loan and a direct affiliated investment. The Master Fund valued its performing CMBS investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For non-performing or distressed investments, if any, the Master Fund will value such investments by using the bid price. There were no non-performing or distressed investments as of December 31, 2018.

The Master Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Master Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Master Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsors, the Master Fund believes that these prices are reliable indicators of fair value. The Master Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Master Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Master Fund purchases and sells its investments. The Master Fund’s Valuation Committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Master Fund’s valuation process.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Beginning Balance January 1, 2018	Accrued Discount/ Premium	Realized Gain/ (Loss)	Change in Unrealized (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Ending Balance December 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at December 31, 2018

Core Property Corp. Equity	$—	$—	$—	$(100)	$606,800	$—	$—	$—	$606,700	$—
Core Property Corp. Mezzanine Loan	—	—	—	—	5,460,299	—	—	—	5,460,299	—
Term Loan	—	—	—	—	458,955	—	—	—	458,955	—
Total	$—	$—	$—	$(100)	$6,526,054	$—	$—	$—	$6,525,954	$—

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2018:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value as of December 31, 2018	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Core Property Corp. Equity	$606,700	Discounted Cash Flow Analysis	Discount Rate	12.00%	N/A
Core Property Corp. Mezzanine Loan	$5,460,299	Cash Equivalency Analysis	Discount Rate	8.00%	N/A
Term Loan	$458,955	Cash Equivalency Analysis	Discount Rate	11.00%	N/A

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Advisor believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a quarterly basis, the Advisor presents the factors considered in determining the fair value measurements and presents that information to the valuation and audit committee.

Segregation and Collateralization

In cases in which the 1940 Act and the applicable interpretive positions of the SEC may require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Master Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker‐dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

Borrowings

The Master Fund is permitted to borrow to make investments, subject to limitations imposed by the 1940 Act. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments, such as through secured credit facilities and issuing debt securities or other forms of leverage, the costs associated with such borrowing will be indirectly borne by the Master Fund’s Shareholders. The Master Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Master Fund’s assessment of market

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DECEMBER 31, 2018

conditions and the investment environment. The 1940 Act generally limits the extent to which the Master Fund may utilize borrowings and “uncovered” transactions that, together with any other senior securities representing indebtedness, to 33 1∕3% of the Trust’s and the Master Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Trust and the Master Fund may issue preferred shares to 50% of the Master Fund’s total assets (less the Master Fund’s obligations under senior securities representing indebtedness). The Master Fund may use derivative instruments and to the extent the Master Fund uses such instruments, “covered” reverse repurchase agreements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act. Shareholders bear all costs and expenses incurred by the Master Fund either directly or indirectly, including such costs and expenses associated with any leverage incurred by the Master Fund.

In a reverse repurchase agreement, the Master Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Master Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Master Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Master Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Master Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will pledge assets determined to be liquid to cover its obligations under reverse repurchase agreements. The pledged assets are found on the Fund’s Schedule of Investments as full or partially pledged securities. The total amount of securities pledged, or partially pledged, at December 31, 2018 was $15,676,221. As all agreements can be terminated by either party on demand, face value approximates fair value at December 31, 2018. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. During the year ended December 31, 2018, the average amount of reverse repurchase agreements outstanding was $5,348,070, at a weighted average interest rate of 3.37%. The following table indicates the total amount of reverse repurchased agreements, reconciled to gross liability as of December 31, 2018:

Remaining contractual maturity of the lending agreement

	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
CMBS	$—	$8,199,087	$—	$—	$8,199,087
Total	$—	$8,199,087	$—	$—	$8,199,087

The following table presents both gross information and net information about repurchase agreements eligible for offset in the consolidated balance sheet as of December 31, 2018:

				Gross Amounts Not Offset in the Consolidated Balance Sheet
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheet	Net Amounts of Liabilities Presented in the Consolidated Balance Sheet	Financial Instruments Posted	Cash Collateral Posted	Net Amount
Reverse Repurchase Agreements	$8,199,087	$—	$8,199,087	$8,199,087	$—	$—

The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Master Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to repay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

6.	Derivative Instruments

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Master Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Master Fund’s performance.

The Master Fund’s investment objectives permit the Master Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts and credit default swaps. In doing so, the Master Fund will employ strategies in differing

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Master Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Master Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Master Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Master Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Master Fund. Typically, the associated risks are not the risks that the Master Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Master Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Master Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Master Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Master Fund, which could prevent the Master Fund from implementing its investment strategies and adversely affect returns.

Credit Default Swap Contracts

The Master Fund entered into a credit default swap contract during the year ended December 31, 2018. As the Master Fund is the seller of a credit default swap contract, the Master Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Master Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Master Fund is subject to investment exposure on the notional amount of the swap. When used for hedging purposes, the Master Fund is the buyer of a credit default swap contract. In that case, the Master Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Master Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Master Fund has spent the stream of payments and received no benefit from the contract.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Deliverable Swap Futures

The Master Fund holds fixed rate CMBS and the value of such CMBS may decrease if interest rates were to rise. To hedge this portfolio against the adverse effects of potential movements in interest rates, the Master Fund sells deliverable swap futures, which have interest rate swap exposure under a standardized futures contract. Deliverable swap futures are a leveraged investment, and because only a percentage of a contract’s value is required to trade, it is possible to lose more than the amount of money deposited for such positions.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

When the Master Fund enters into deliverable swap future trades, it deposits and maintains as collateral an initial margin with the broker, as required by the Chicago Mercantile Exchange (“CME”). Such amount is shown as Futures Collateral held at broker on the statement of assets and liabilities. Pursuant to the contract, the Master Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract, however counterparty risk is reduced to the CME being the effective counterparty and the daily mark to market required by the CME. When the contract is closed, the Master Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Master Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Master Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Master Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. For each reverse repurchase agreement, the Master Fund may pledge liquid assets having a value comparable to the repurchase price.

At December 31, 2018, the Master Fund sold 10-year USD deliverable swap futures to economically hedge the interest rate exposure on long dated fixed rate securities.

Issue	Expiration Date	Contracts Purchased (Sold)	Notional Value(1)
10 Year USD Deliverable Swap Futures	March 18, 2019	(190)	$(19,000,000)
_________________
(1)    Notional value reflects the stated notional amount of these contracts, which is $100,000 per contract purchased (sold).

The table below summarizes the value of the Master Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Futures Contracts)	Unrealized depreciation on futures contracts	$(392,935)
Credit Risk (Credit Default Swap Contracts)	Unrealized depreciation on credit default swap contracts	$(243,128)
Total		$(636,063)

The table below summarizes the effect of derivative investments, detailed by primary risk exposure, recognized in earnings for the year ended December 31, 2018:

Risk Exposure	Statements of Operations Location	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Depreciation on Derivatives Recognized in Income
Interest Rate Risk (Futures Contracts)(1)(3)	Net realized gain on futures contracts/ Change in unrealized net (depreciation) on futures contracts	$498,757	$(350,693)
Credit Risk (Credit Default Swap Contracts)(2)(3)	Net realized gain on credit default swap contracts/ Change in unrealized net (depreciation) on credit default swap contracts	29,166	(243,128)
Total		$527,923	$(593,821)
_________________

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

(1)    The average notional value of deliverable swap futures outstanding for the year ended December 31, 2018 was approximately $17.5 million.
(2)    The average notional value of Credit Default Swap contracts outstanding for the year ended December 31, 2018 was approximately $5.0 million.
(3)    The average notional value was calculated by using the stated notional value per contract.

The counterparty for the futures contracts and credit default swap contracts held $577,130 and $260,000 respectively, of cash margin as collateral as of December 31, 2018. The Master Fund has elected not to net derivative asset and liability positions, notwithstanding that the right of offset may have been met. The Master Fund presents derivative assets and liabilities with the same counterparty on a gross basis on the Statement of Assets and Liabilities.

7.	Distributions

The following table reflects the distributions declared by the Board for the Master Fund’s common shares for the years ended December 31, 2018 and 2017:

	Distribution Per Share		Amount
Period
For the year ended December 31, 2018	$0.4199	(1)	$2,362,756
For the year ended December 31, 2017	$0.2551	(2)	$802,477
_________________

(1)	Based on the weighted average shares outstanding from January 1, 2018 to December 31, 2018.

(2)	Based on the weighted average shares outstanding during the distribution period from June 1, 2017 to December 31, 2017.

On November 9, 2017, the Board declared daily distributions at an annualized rate of $0.42 per common share from January 1, 2018 through March 31, 2018.

On February 22, 2018, the Board declared daily distributions at an annualized rate of $0.42 per common share from April 1, 2018 through June 30, 2018.

On May 10, 2018, the Board declared daily distributions at an annualized rate of $0.42 per common share from July 1, 2018 through September 30, 2018.

On August 16, 2018, the Board declared daily distributions at an annualized rate of $0.42 per common share from October 1, 2018 through December 31, 2018.

Distributions are accrued daily and paid monthly. Distributions are payable on the first business day of the following month. From time to time, the Master Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed.

The character of distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

The Master Fund expects that for a period of time, which time period may be significant, substantial portions of the Master Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by Colony Capital FV that may be subject to repayment by the Master Fund within three years. The purpose of this arrangement is to seek to minimize the extent to which any portion of the Master Fund’s distributions to shareholders will be paid from offering proceeds. Any such distributions funded through support payments or waivers of advisory fees are not based on the Master Fund’s investment performance and the Master Fund’s distributions can only be sustained if the Master Fund achieves positive investment performance in future periods and/or Colony Capital FV continues to make such payments. The Master Fund’s future repayments of amounts reimbursed by Colony Capital FV will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Master Fund will achieve the performance necessary to sustain its distributions or that the Master Fund will be able to pay distributions at a specific rate or at all.

8.	Income Taxes

The Master Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code beginning with the taxable year ending December 31, 2018. If so qualified, the Master Fund will not be subject to federal income tax to the extent it distributes substantially all of its taxable net investment income and capital gains, if applicable, to shareholders. Accordingly no provision for Federal income tax is necessary.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

Tax Basis of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Master Fund during the fiscal year ended December 31, 2018 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2018	$2,362,756	$—	$—

At December 31, 2018, the cost and aggregate gross unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Depreciation	Cost of Investments for Income Tax Purposes
$160,643	$(1,639,199)	$(1,478,556)	$44,035,421

The differences between book cost of investments and tax cost of investments are primarily attributed to mark to market of derivative contracts, wash sales and IRC 337(d).

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended December 31 2018, certain differences were reclassified. These differences were primarily attributed to non-deductible offering costs and adjustments due to conversion to a regulated investment company. The amounts reclassified did not affect net assets.

The reclassifications were as follows:

Paid-in Capital	Total Distributable Earnings
$(423,318)	$423,318

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Term Capital Gains or Tax Basis Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences
$78,306	$(35,660)	$(1,478,556)	$(212,678)

The cumulative timing differences primarily consist of wash sale loss deferrals and mark to market of futures contracts.

As of December 31, 2018, for federal income tax purposes, the Master Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the US Treasury regulations.

Short Term	Long Term
$35,660	$—

9.	Affiliated Investments

The Master Fund holds an interest in a wholly owned subsidiary, Core Property Corp. Core Property Corp. intends to invest, through wholly owned special purpose vehicles, in certain direct and indirect equity investments in CRE properties and it may also invest in CRE debt and securities. Core Property Corp. was formed on February 3, 2016 as a Maryland corporation. On March 31, 2016, the Master Fund invested $100 in Core Property Corp. to fund its initial capitalization.

CC REAL ESTATE INCOME FUND-ADV
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2018

On November 15, 2018, Core Property Corp., through its wholly owned subsidiary, Core DG Owner LLC, closed on its first investment of 15 triple net lease Dollar General properties (the “Dollar General Portfolio”). This investment was structured by the Master Fund as a mezzanine loan investment to Core Property Corp. of $5,460,299 and an equity investment into Core Property Corp. of $606,800, with the overall investment into Core Property Corp. totaling $6,067,099.

The Master Fund accounts for its investment in Core Property Corp. on a fair value basis and the investment has been classified as level 3 in accordance with ASC Topic 820, “Fair Value Measurement”. This investment was fair valued by management in conjunction with the assistance of a third party pricing vendor and held at cost as of December 31, 2018 due to the close proximity to the initial investment. The fair valuation of this position included discounted cash flow analysis and the review of recently originated commercial mortgage loans with similar terms for the mezzanine loan and a discounted cash flow analysis for the equity investment. The valuation was approved in conjunction with the valuation policies and procedures of the Master Fund.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

10.	Financial Highlights

The following is a schedule of financial highlights:

				For the period from
	For the	For the		May 6, 2016(1)
	Year Ended	Year Ended		through
	December 31, 2018	December 31, 2017		December 31, 2016
Per share data(2):
Net asset value, beginning of period	$5.99	$7.44		$9.00
Results of operations
Net investment income (loss)(3)	0.41	0.24		(1.56)
Net realized and unrealized gain (loss) on investments	(0.25)	(1.40)		—
Net increase (decrease) in net assets resulting from operations	0.16	(1.16)		(1.56)

Shareholder distributions
Distributions from net investment income(3)	(0.42)	(0.26)	(4)	—
Net decrease in net assets resulting from shareholder distributions	(0.42)	(0.26)		—

Capital transactions
Offering costs(3)	0.01	(0.03)		—
Net increase (decrease) in net assets resulting from capital transactions	0.01	(0.03)		—
Net asset value, end of period	$5.74	$5.99		$7.44

Shares outstanding, end of period	5,974,420	4,931,887		222,233

Total return(5)	2.7%	(15.8)%		(17.3)%	(6)

Ratios/Supplemental Data:
Net assets, end of period	$34,281,201	$29,521,955		$1,653,952

Ratio of net investment income (loss) to average net assets(7)(8)	6.8%	4.0%		(28.4)%

Ratio of total operating expenses to average net assets((7)(8)	7.2%	10.8%		28.4%
Ratio of expense reimbursement from Advisor to average net assets((7)(8)	(7.8)%	(13.7)%		0.0%
Ratio of net operating expenses to average net assets((7)(8)	(0.6)%	(2.9)%		28.4%

Portfolio turnover rate	1.0%	0.0%		Not applicable

(1)	Commencement of operations.
(2)	Per share data may be rounded in order to compute the ending net asset value per share.
(3)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(4)	The per share data was derived by using the average number of common shares outstanding during the applicable distribution period from June 1, 2017 to December 31, 2017.
(5)
Total return is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Master Fund at the Master Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The total return includes the effect of the expense reimbursement from the Advisor which causes an increase in net asset value per share. There were no distributions for the period ended December 31, 2016.

(6)	Not Annualized
(7)	Average daily net assets for the applicable period are used for this calculation.
(8)	Annualized

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2018

11.	Commitments and Contingencies

In the normal course of business, the Master Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under the arrangements cannot be known; however, the Master Fund expects any risk of loss to be remote.

The Master Fund’s term loan has a remaining commitment of $793,545 and a maturity date of October 2019 with two six month extension options.

12.	SEC Regulations

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Master Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Funds’ net assets or results of operations.

13.	Recent Accounting Pronouncement

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to ASC Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of this ASU on the Master Fund Financial Statements is currently been evaluated.

14.	Subsequent Events

Common Stock from the Trusts

For the period from January 1, 2019 through February 28, 2019, the Company issued 17,123 shares to RE Income Fund, 5,226 shares to RE Income Fund-ADV and 2,961 shares to RE Income Fund-C representing gross proceeds of $147,000.

Repurchases

On January 3, 2019, the Master Fund repurchased 139,542 shares of its issued and outstanding common shares at a price equal to $5.71 per share (the NAV on the date of purchase) for an aggregate purchase price of approximately $796,785 pursuant to a tender offer that was made upon and subject to the terms and conditions of the Offer to Repurchase, dated November 20, 2018.

Plan of Dissolution, Liquidation and Termination

On February 21, 2019, the Board of Trustees, at the recommendation of the Advisor, approved a Plan of Dissolution, Liquidation and Termination (the “Plan”) that provided for the dissolution, complete liquidation and termination of assets of the Master Fund, CC RE Income and CC RE Income-T (the “Funds”) and the distribution of the net proceeds of such liquidation to the Shareholders, respectively, on a pro rata basis. Following the approval of the Plan, the Funds were closed to new investors, the offering has been suspended and the Advisor began the process of liquidating the Master Fund’s portfolio. As the Funds have adopted the Plan, the Board has determined that the Funds will no longer make any repurchase offers. Distributions have been declared through March 31, 2019. In addition, in preparation for a liquidation of the Funds, the Board has approved the termination of the Distribution Reinvestment Plan, effective as of the date of approval of the Plan, and as a result the monthly distributions for February and March will be paid in cash to Shareholders.

Other

Other than noted above, the management of the Master Fund has evaluated events and transactions through February 28, 2019, the date of financial statement issuance and has determined that there are no material events that would require adjustments to or disclosure in the Master Fund’s financial statements.

CC REAL ESTATE INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2018

Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups - Interested Trustees and Independent Trustees. The address for each trustee is c/o CC Real Estate Income Master Fund, 590 Madison Avenue, 34th Floor, New York, New York 10022. As set forth in the Master Fund’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Kevin P. Traenkle (48)	Chairman of the Board, CEO, and President	2017	Chairman, CEO and President of the Master Fund and CC Real Estate Income Fund, CC Real Estate Income Fund-T, CC Real Estate Income Fund-ADV and CC Real Estate Income Fund-C (collectively, the “Feeder Funds”) and Colony Credit Real Estate, Inc., (“Colony Credit”); Executive Vice President and Chief Investment Officer of Colony Capital, Inc.; Executive Vice President and Chief Investment Officer of Colony Capital, Inc. (2009-2017); Executive Director of Colony Capital, Inc. (2015-2017); Principal of Colony Capital, LLC (“CCLLC”) (2005-2017); Vice President of Acquisitions of CCLLC (2002-2005).	5	Chairman of the Master Fund, the Feeder Funds, Core Property Corp. (“Core Property”) and Colony Credit.
Independent Trustees
Daniel J. Altobello (77)	Trustee	2016	CEO and President of Caterair International Corporation (1989 -1995); Executive Vice President of Marriott Corporation (1979 -1989); President of Marriott Airport Operations Group (1979 - 1989).	5
Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”); Chairman of Altobello Family LP; Director of Arlington Asset Investment Corp.; Director of DiamondRock Hospitality Co.; Director of Mesa Air Group, Inc.; Trustee of Loyola Foundation, Inc.

Dianne P. Hurley (56)	Lead Independent Trustee	2016	CAO of A&E Real Estate; Startup consultant to asset management firms, including Stonecourt Capital, Imperial Companies and RedBird Capital Partners (2015-2017); Managing Director of SG Partners (2011 - 2014); COO, Global Distribution of Credit Suisse Asset Management (2009 - 2011); Chief Administrative Officer, TPG- Axon (2004 - 2009).	5	Trustee of the Master Fund and the Feeder Funds; Director of Griffin- American Healthcare REIT IV, Inc; Director of NorthStar Realty Europe Corp. (“NorthStar Realty Europe”).
Gregory A. Samay (60)	Trustee	2016	Previously Chief Investment Officer (previously an Investment Officer) of Fairfax County Retirement Systems (2011 - 2016); Executive Director and Chief Investment Officer of Arlington County Employees’ Retirement System (2005 - 2010).	5	Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare

CC REAL ESTATE INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2018

Executive Officers

Executive Officers who are not Trustees are as follows:

Name (Age)	Position Held	Officer Since	Principal Occupation Past 5 Years
Executive Officers
Frank V. Saracino (52)	Chief Financial Officer and Treasurer	2015
Managing Director of Colony Capital (and its predecessor) since August 2015 and as the Chief Financial Officer and Treasurer of the Master Fund and the Feeder Funds since each fund’s inception. Director of Core Property since 2017. Chief Accounting Officer of Colony Credit since 2018. Chief Financial Officer and Treasurer of NorthStar Healthcare since August 2015. Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC from July 2012 to December 2014. Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses, which included private equity, asset management, lease financing, private wealth, and investment banking.

William Hughes III (45)	Chief Operating Officer	2018
Managing Director, Investment Management of Colony Capital since 2017. Chief Operating Officer of the Master Fund and the Feeder Funds since November 2018. Director of Core Property since January 2019, Investment Committee of the Advisor since August 2018. Mr. Hughes is responsible for liquid investment strategies. He is the Portfolio Manager of the Colony Capital Focus Fund and the firm’s Commercial Real Estate Securities portfolio. Prior to joining Colony Capital in 2017, Mr. Hughes managed the Focus Fund within Kayne Anderson. Prior to that, Mr. Hughes was a portfolio manager for the Condorcet Opportunity Fund, an event driven hedge fund controlled by Societe Generale.

Sandra M. Forman (52)	General Counsel, Chief Compliance Officer and Secretary	2015
Senior Vice President and Deputy General Counsel of Colony Capital (and its predecessor) since October 2015. Currently the General Counsel, Chief Compliance Officer and Secretary of the Master Fund and the Feeder Funds. Chief Compliance Officer of the Advisor of the Master Fund and Feeder Funds since February 2017. Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015. General Counsel, Chief Compliance Officer, Secretary of Harris & Harris Group, Inc. from August 2004 to June 2014.

CC REAL ESTATE INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2018

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Master Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Master Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Master Fund has delegated its proxy voting responsibility to the Advisor. Shareholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund at 877-940-8777 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Advisor voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12- month period will be available without charge by making a written request to the Master Fund’s Chief Compliance Officer, c/o Colony Capital, Inc., at 590 Madison Avenue, New York, New York 10022, by calling the Master Fund at (212) 547-2600, or on the SEC’s website at http://www.sec.gov.

CORE PROPERTY CORP. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2018

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder
Core Property Corp

Report on the Financial Statements

We have audited the accompanying financial statements of Core Property Corp and Subsidiary (the “Company”), which comprise the consolidated balance sheet as of December 31, 2018, and the related consolidated statements of operations, changes in stockholder’s equity and cash flows for the period from November 15, 2018 (commencement of operations) through December 31, 2018 and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2018, and the consolidated results of its operations and its cash flows for the period from November 15, 2018 (commencement of operations) through December 31, 2018 in accordance with accounting principles generally accepted in the United States of America.
/s/ Marcum LLP

New York, NY
February 28, 2019

CORE PROPERTY CORP. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2018

Assets

Rental real estate, net	$15,183,881
Cash	170,750
Accounts receivable	31,421
Lease intangibles, net of accumulated amortization of $20,568	1,903,506
Other assets	12,617
Total assets	$17,302,175

Liabilities and Stockholder’s Equity

Liabilities
Mortgage payable, net	$11,301,449
Note payable, net	5,447,381
Due to related party	72,858
Accounts payable and accrued expenses	82,553
Total liabilities	16,904,241

Stockholder’s equity
Common stock, $0.01 par value, 10,000,000 shares authorized and 606,800 shares issued and outstanding	6,068
Additional paid-in capital	600,732
Retained earnings (accumulated deficit)	(208,866)
Total stockholder’s equity	397,934
Total liabilities and stockholder’s equity	$17,302,175

The accompanying notes are an integral part of these consolidated financial statements.

CORE PROPERTY CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2018

Revenues
Rental income	$153,457
Other income	32

Total revenues		$153,489

Expenses
Interest expense	137,777
Professional fees	143,381
General and administrative expenses	9,947
Depreciation and amortization	69,487

Total expenses		360,592

Net loss		$(207,103)

The accompanying notes are an integral part of these consolidated financial statements.

CORE PROPERTY CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2018

	Common Stock		Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity
	Shares	Amount
Balance at November 15, 2018	100	$1	$99	$(1,763)	$(1,663)
Issuance of common stock	606,700	6,067	600,633	—	606,700
Net income (loss)	—	—	—	(207,103)	(207,103)
Balance as of December 31, 2018	606,800	$6,068	$600,732	$(208,866)	$397,934

The accompanying notes are an integral part of these consolidated financial statements.

CORE PROPERTY CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2018

Cash flows from operating activities
Net loss	$(207,103)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	69,487
Amortization of debt issuance cost	3,263
Changes in operating assets and liabilities:
Accounts receivable	(31,421)
Other assets	(12,617)
Due to related party	71,095
Accounts payable and accrued expenses	82,553

Net cash used in operating activities		$(24,743)

Cash flows from investing activities
Acquisition of rental real estate	(15,232,800)
Deferred leasing costs related to acquisition	(1,924,074)

Net cash used in investing activities		(17,156,874)

Cash flows from financing activities
Proceeds from mortgage payable	11,757,000
Proceeds from note payable	5,460,299
Payment of debt issuance costs	(471,732)
Issuance of common stock	606,700

Net cash provided by financing activities		17,352,267

Net change in cash		170,650

Cash - commencement of operations		100

Cash - ending balance		$170,750

Supplemental disclosure of cash flow information
Cash paid during the period for interest		142,757

The accompanying notes are an integral part of these consolidated financial statements.

CORE PROPERTY CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31, 2018

Note 1 - Business and Organization

Core Property Corp. (“Core”) is a Maryland corporation formed for the purpose of investing through wholly owned special purpose vehicles (“SPV”), in certain direct and indirect equity investments in commercial real estate (“CRE”) properties and CRE debt and securities. Core was originally formed on February 3, 2016 under the name NS Capital Income Master Fund REIT, Inc before being renamed to Core Property Corp. on September 17, 2018. Core is a wholly owned subsidiary of CC Real Estate Income Master Fund (the “Master Fund). On March 31, 2016, the Master Fund invested $100 to fund its initial capitalization. Core and its wholly-owned subsidiary are collectively referred to as the Company.

The Company is externally managed by CNI RECF Advisors, LLC (the “Advisor”), a Delaware limited liability company, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Pursuant to the advisory agreement, the Advisor oversees the management of the Company’s activities, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Company’s portfolios. The Advisor also provides certain other administrative and clerical services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the Company, as well as furnishes the Company with office facilities and equipment.

On November 15, 2018, Core, through its SPV, Core DG Owner, LLC, a Delaware limited liability company, purchased a portfolio of fifteen Dollar General stores (the “Properties”) located primarily in the Midwest and Southeast of the United States for a purchase price of $16.8 million, excluding closing costs. The Company funded the acquisition with approximately $6.1 million of equity contributed from the Master Fund in the form of cash and unsecured debt, and also obtained an $11.8 million mortgage note payable with a fixed interest rate of 5.048% for the first 10 years and a stated maturity date of December 6, 2030.

Note 2 - Summary of Significant Accounting Policies

Basis of Accounting

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Core Property Corp. and its wholly-owned subsidiary, Core DG Owner, LLC. All significant inter-company transactions have been eliminated in consolidation.

Rental Real Estate

The Company accounted for the acquisition of the Properties as an asset acquisition and in accordance with the provisions of ASU 2017-01, Business Combinations, based upon the relative fair value of the individual assets acquired and liabilities assumed (consisting of land, building and improvements, site improvements, lease costs, leases in-place and tenant relationship). Asset acquisitions do not give rise to goodwill and the related transaction costs of approximately $360,000 are capitalized and included with the allocated purchase price.

CORE PROPERTY CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31, 2018

Rental real estate is stated at cost, less accumulated depreciation. Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments, which improve or extend the life of the asset, are capitalized and depreciated over their estimated useful lives. Fully depreciated assets are removed from the accounts. Depreciation is provided on a straight-line basis over the estimated useful lives of the assets as follows:

Category	Term
Buildings and improvements	41 - 45 years
Site improvements	10 - 14 years

Impairments in the carrying value of rental real estate are recognized by the Company when the losses become apparent and the value of the rental real estate is considered impaired by management. Management evaluates the Company’s rental real estate periodically to assess whether any value impairment indicators are present. If rental real estate is considered impaired, a loss is recognized to reduce the carrying value of the asset to its estimated fair value.

Fair Value Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements, established hierarchy which groups assets or liabilities into three levels, based on the markets in which the assets or liabilities are traded, if any, and the observability of the assumptions used to determine fair value. These levels are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities traded in active markets as of the reporting date.

Level 2 – Pricing inputs other than quoted prices included within Level 1, which are either directly or indirectly observable as of the reporting date. Fair values are obtained from third party pricing services for comparable assets, and quoted prices for identical assets. Inputs that are derived principally from or corroborated by observable market data, by correlation, or other means are classified as Level 2 inputs, as outlined in the provisions of ASC Topic 820. Such fair value estimates are not necessarily indicative of the amounts that would be realized upon disposition.

Level 3 – Pricing inputs that are observable for the asset or liability including situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value require significant management judgment or estimation. Fair values are derived using other valuation methodologies, including pricing models, discounted cash flow models and similar techniques.

Disclosure about fair values is based on pertinent information available to management as of December 31, 2018. Although management is not aware of any factors that would significantly affect the fair value amounts, current estimates of fair value presented herein are not necessarily indicative of the amounts the Company could realize on disposition of the financial instruments.

CORE PROPERTY CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31, 2018

Lease Intangibles

The Company records acquired identified intangibles, which includes intangible assets such as in-place leases, and other intangibles, based on estimated fair value. The aggregate value of lease intangible assets acquired was measured based on the difference between (i) the Properties valued with existing in-place leases adjusted to market rental rates and (ii) the Properties valued as if vacant, based upon management’s estimates. Management’s estimates of value were made using methods similar to those used by independent appraisers. Factors considered by management in their analysis included an estimate of carrying costs during the expected lease-up periods considering current market conditions, and costs to execute similar leases. In estimating carrying costs, management included real estate taxes, insurance and other operating expenses and estimates of lost rentals at market rates during the expected lease-up periods. Management also estimated costs to execute similar leases including leasing commissions, legal and other related expenses. The value allocated to the identified intangibles are amortized over the remaining lease term. The value of in-place leases and other intangibles are amortized to expense over the initial term of the respective leases. Should a tenant terminate its lease, the unamortized portion of the lease intangibles is charged to expense.

Concentration of Credit Risk

The Company maintains cash at financial institutions that may from time to time exceed federally insured amounts. The Company periodically assesses the financial conditions of the institutions and believes that the risk of any loss is minimal.

Accounts Receivable

Accounts receivable are reflected net of allowance for doubtful accounts. The Company evaluates its accounts receivable on an individual tenant basis and establishes an allowance for doubtful accounts based on its evaluation of outstanding overdue accounts. As of December 31, 2018, there was no allowance for doubtful accounts.

Debt Issuance Costs

Debt issuance costs represent costs incurred in connection with obtaining debt and are recorded as a direct deduction of the related obligation on the accompanying consolidated balance sheet.  These costs are amortized over the term of the related debt obligation and are included in interest expense on the accompanying consolidated statement of operations.

Revenue Recognition

The Company recognizes base rent on a straight-line basis over the terms of the respective leases.

Use of Estimates

The preparation of the consolidated financial statements in conformity with the accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CORE PROPERTY CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31, 2018

Income Taxes

For the taxable year ended December 31, 2018, the Company intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes. The Company has a projected taxable loss for the year ended December 31, 2018. The components of the deferred tax asset consist of the following:

December 31, 2018
Deferred Tax Asset
Net Loss Carryforwards	$55,764
Total Deferred Tax Asset	55,764
Less: Valuation Allowance	(55,764)
Net Deferred Taxes	$—

A reconciliation of the federal tax rate to the Company’s effective income tax rate is as follows:

December 31, 2018
Tax at federal statutory rate	21.00%
State and local rate	7.50%
Total	28.50%
Permanent adjustments	(28.50)%
Effective tax rate	—%

Core evaluates the uncertainties of tax positions taken or expected to be taken based on the probability of whether it is more likely than not that the positions will be sustained upon audit based on technical merits for open tax years. Management believes it has no uncertain tax positions to be accrued or disclosed. Core incurred a loss in 2018 and no income taxes were accrued or paid for during the year. No provision for deferred tax asset has been made on the books of Core for the year ended December 31, 2018.

No provision for income taxes is necessary in the books of the subsidiary because the subsidiary is a single member limited liability company and is a disregarded entity for federal and state income tax purposes.

Note 3 - Rental Real Estate, Net

Property Acquisition

The purchase price of the Properties was allocated based on the relative fair value of the assets acquired and liabilities assumed and consist of the following:

Land	$2,334,043
Buildings and improvements	11,574,440
Site improvements	1,324,317
Lease intangibles	1,924,074
$17,156,874

CORE PROPERTY CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31, 2018

The following table presents rental real estate, net as of December 31, 2018:

Land	$2,334,043
Building and improvements	11,574,440
Site improvements	1,324,317
15,232,800
Accumulated depreciation	(48,919)
Rental real estate, net	$15,183,881

For the period ended December 31, 2018, depreciation expense amounted to $48,919.

Note 4 - Mortgage Payable, Net

On November 15, 2018, the Company entered into a loan agreement with German American Capital Corp. for a principal amount of $11,757,000 (the “Loan”). The Loan is due to mature on December 6, 2030 (“Stated Maturity Date”) with an anticipated repayment date occurring in December 2028 and requires interest only payments through the amortization commencement date of January 6, 2024. The Loan bears interest at a fixed rate of 5.048% through the anticipated repayment date of December 2028.

The Loan, which is collateralized by the Properties, is subject to a prepayment penalty if paid in full or in part prior to the Stated Maturity Date. The interest expense incurred for the period ended December 31, 2018 was $80,501 and is reported on the consolidated statement of operations inclusive of the amortization of debt issuance costs of $3,017.

The Loan consists of the following at December 31, 2018:

Principal balance	$11,757,000
Less: unamortized debt issuance costs	(455,551)

Loan, net of unamortized debt issuance costs	$11,301,449

Note 5 - Lease Intangibles

Lease intangibles at December 31, 2018 were comprised of:

	Lease Costs	Leases In Place	Tenant Relationship	Total
Cost	$988,514	$705,665	$229,895	$1,924,074
Accumulated amortization	(10,547)	(7,551)	(2,470)	(20,568)
	$977,967	$698,114	$227,425	$1,903,506

For the period ended December 31, 2018, amortization expense for the leases in place, lease costs and tenant relationships amounted to $20,568.

At acquisition of the Properties, the weighted average amortization period for lease costs, leases in-place, and tenant relationship was 11.8 years, 11.7 years, and 11.7 years, respectively.

CORE PROPERTY CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31, 2018

As of December 31, 2018, the estimated aggregate amortization expense for lease intangibles for the next five years is as follows:

	Lease Costs	Leases In Place	Tenant Relationship	Total
2019	$84,375	$60,409	$19,761	$164,545
2020	84,375	60,409	19,761	164,545
2021	84,375	60,409	19,761	164,545
2022	84,375	60,409	19,761	164,545
2023	84,375	60,409	19,761	164,545
Thereafter	556,092	396,069	128,620	1,080,781
	$977,967	$698,114	$227,425	$1,903,506

Note 6 - Tenant Leases

The rental properties owned at December 31, 2018 are leased under non-cancelable operating leases with current expirations ranging from September 2028 to November 2030, with certain tenant renewal rights. These net lease arrangements require the tenant to pay rent and substantially all the expenses of the leased property including maintenance, taxes, utilities and insurance.

The future minimum base rents due to the Company from these leases as of December 31, 2018 are as follows:

2019	$1,200,969
2020	1,200,969
2021	1,200,969
2022	1,200,969
2023	1,200,969
Thereafter	7,911,313
$13,916,158

Note 7 - Related Party Transactions

Note payable

On November 15, 2018, as part of the Dollar General acquisition, the Master Fund contributed $5,460,299 to the Company in the form of an unsecured loan bearing a fixed interest rate of 8.0% with a maturity date of November 19, 2028.

The interest expense incurred for the period ended December 31, 2018 was $54,013 and is reported on the consolidated statement of operations inclusive of the amortization of debt issuance costs of $246. The note payable consists of the following at December 31, 2018:

Principal balance	$5,460,299
Less: unamortized debt issuance costs	(12,918)

Note payable, net of unamortized debt issuance costs	$5,447,381

CORE PROPERTY CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 15, 2018 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31, 2018

Reimbursement of Operating Expenses

The Advisor is to be reimbursed by the Company, as applicable, for actual costs incurred in connection with providing administrative services to the Company. Allocation of the cost of such services to the Company is primarily based on time allocations. For the period ended December 31, 2018, administrative services expenses incurred amounted to $72,858, which remained outstanding as of December 31, 2018.

Note 8 - Subsequent Events

Plan of Dissolution, Liquidation and Termination

On February 21, 2019, the Board of the Trustees of the Master Fund, the parent entity of Core Property Corp., approved a Plan of Dissolution, Liquidation and Termination (the “Plan”) at the recommendation of the Advisor that provided for the dissolution, complete liquidation and termination of the Master Funds’ assets and the distribution of the net proceeds of such liquidation to the Shareholders, respectively, on a pro rata basis.

The Company evaluated all events and transactions that occurred after December 31, 2018 up through February 28, 2019, the date that these consolidated financial statements were available for issue.  During this period, except as noted above, the Company did not have any material subsequent events.

# CORPORATE DIRECTORY

## BOARD OF TRUSTEES

**INTERESTED TRUSTEES**
**Kevin P. Traenkle**
Chairman of the Board,
Chief Executive Officer & President
Interested Trustee
Chief Investment Officer of
Colony Capital, Inc.

**INDEPENDENT TRUSTEES**
**Dianne P. Hurley**
Lead Independent Trustee

**Daniel J. Altobello**
Independent Trustee

**Gregory A. Samay**
Independent Trustee

## EXECUTIVE OFFICERS

**Kevin P. Traenkle**
Chairman of the Board,
Chief Executive Officer & President

**Frank V. Saracino**
Chief Financial Officer & Treasurer

**William Hughes, III**
Chief Operating Officer

**Sandra M. Forman**
General Counsel, Chief
Compliance Officer & Secretary

## CORPORATE HEADQUARTERS

590 Madison Avenue, 34th Floor
New York, NY 10022
212.547.2600
CCREIFUND.com

**TRANSFER AGENT**
**DST Systems, Inc.**
430 W. 7th Street
Kansas City, MO 64105

**INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM**
**Pricewaterhouse Coopers LLP**
300 Madison Avenue
New York, NY 10017

**LEGAL COUNSEL**
**Clifford Chance US LLP**
31 W. 52nd Street
New York, NY 10019

**CUSTODIAN**
**MUFG Union Bank, N.A.**
350 California Street, Suite 2018
San Francisco, CA 94104

**EXCLUSIVE WHOLESALE MARKETING AGENT**
**S2K Financial, LLC**
777 Third Avenue, 28th Floor
New York, NY 10017

**DISTRIBUTOR**
**ALPS Distributors, Inc.**
1290 Broadway, #1100
Denver, CO 80203

Item 2. Code of Ethics.

The Fund, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
During the period covered by this report, there have been no amendments to, nor any waivers granted from, any provision of this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)
The Fund’s Board of Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee, as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Fund’s Board of Trustees has determined that Dianne P. Hurley, is an “audit committee financial expert” and “independent,” as such term is defined for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the Fund for the fiscal year ended December 31, 2018 and the period from November 8, 2017 (commencement of operations) through December 31, 2017 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Fund’s financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were approximately $4,500 and $0, respectively.

(b) Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal year ended December 31, 2018 and the period from November 8, 2017 (commencement of operations) through December 31, 2017 for audit related services by PwC that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were approximately $3,250 and $0, respectively. Audit-related fees were incurred for the review of the Fund’s semi-annual report for the reporting period ended June 30, 2018.

(c) Tax Fees. The aggregate fees billed to the Fund for the fiscal year ended December 31, 2018 for tax services rendered by PwC were approximately $7,000. There were no fees billed to the Fund for the period from November 8, 2017 (commencement of operations) through December 31, 2017 for tax services.

(d) All Other Fees. Not applicable.

(e) Audit Committee Pre-Approval Policies and Procedures

(1)
The Audit Committee has adopted, and the Board has approved, an Audit Committee Pre-Approval Policy (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit related, tax and other services for the Fund. The Policy provides that the Audit Committee (or the Chairman pursuant to delegated authority) must pre-approve all auditing services and permitted non-audit services and that all such requests to provide services must be submitted to the Audit Committee or the Chairman, as the case may be, by both the independent auditor and the Chief Financial Officer.

(2)	In 2018, the Audit Committee pre-approved all audit and non-audit services provided to the Fund by PwC.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Item 6. Investments.

(a)	The Master Fund’s audited schedule of investments as of December 31, 2018 is included as part of the Annual Report included in Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the responsibility for voting proxies relating to its voting securities to CNI RECF Advisors, LLC (the “Advisor”). The Advisor’s proxy voting policies and procedures are attached hereto as Exhibit (a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Master Fund’s portfolio as of the date hereof is set forth below.

The Advisor’s investment committee is responsible for approving any potential investments. The committee consists of Messrs. Hedstrom, Traenkle, Schwarz and Hughes. Messrs. Traenkle or Hughes may approve investments up to $5 million. All other investments require the approval of a majority of the investment committee, including Mr. Traenkle, with investments in excess of $25 million requiring the further approval of Mr. Hedstrom. Below is biographical information pertaining to members of the Advisor’s investment committee:

Mark M. Hedstrom. Mr. Hedstrom has served as the Executive Vice President and Chief Operating Officer of Colony Capital since January 2017 and Chief Financial Officer since January 2019. Mr. Hedstrom previously served as Executive Director and Chief Operating Officer of Colony from April 2015 to January 2017. Prior to becoming the Executive Director and Chief Operating Officer of Colony, Mr. Hedstrom served as Vice President of Colony Financial, Inc. and as Principal and Chief Financial Officer of CCLLC, where he was responsible for all of CCLLC’s financial and treasury functions and had primary responsibility for CCLLC’s risk management and investor reporting. Prior to joining the Colony business in 1993, Mr. Hedstrom served in senior financial roles with The Koll Company and Castle Pines Land Company and served as a Senior Manager of Ernst & Young. Mr. Hedstrom is a Certified Public Accountant (license inactive) and received a B.S. in Accounting from the University of Colorado in 1980.

Kevin P. Traenkle. Mr. Traenkle has been Chairman and an Interested Trustee of the Board of Trustees, Chief Executive Officer and President of the Trust and the Master Fund since December 15, 2017, and a member of the Advisor’s investment committee since January 2017. Mr. Traenkle serves as Chairman, Chief Executive Officer and President of Colony Credit since January 2018 and its predecessors, NorthStar Income and NorthStar Income II from December 15, 2017 to January 2018. Mr. Traenkle has served as the Executive Vice President and Chief Investment Officer of Colony Capital since January 2017, the same position he has held since June 2009 at the preceding company, Colony. Mr. Traenkle served as an Executive Director of Colony from April 2015 to January 2017. Mr. Traenkle also served as a Principal of CCLLC, where he was involved in many facets of the firm’s activities including: distressed debt initiatives, investment and divestment decisions, business development and global client relations. Prior to becoming a Principal at CCLLC in January 2005, Mr. Traenkle served as a Vice President of Acquisitions at CCLLC and was responsible for the identification, evaluation, consummation, and management of investments. Before rejoining the Colony business in 2002, Mr. Traenkle worked for a private equity investment firm, where he was responsible for real estate-related investment and management activities. Prior to joining the Colony business in 1993, Mr. Traenkle worked for an investment bank, First Albany Corporation, in its Municipal Finance department. Mr. Traenkle received a B.S. in Mechanical Engineering in 1992 from Rensselaer Polytechnic Institute in Troy, New York.

David Schwarz. Mr. Schwarz is a Managing Director at Colony Capital, having previously held the position of Managing Director at Colony Capital’s predecessor, Colony. In his role at Colony Capital, Mr. Schwarz is head of the hospitality vertical and oversees the expansive hospitality platform. In addition, Mr. Schwarz has other responsibilities across the firm including corporate strategy and new business origination. Mr. Schwarz serves on certain investment committees of Colony Capital. At Colony, Mr. Schwarz had similar roles and was also primarily responsible for the deployment of capital for Colony’s distressed credit fund series. Prior to joining Colony in 2010, Mr. Schwarz was a Principal at Warburg Pincus LLC, where he originated, structured and managed real estate investments throughout the United States. Prior to joining Warburg Pincus, Mr. Schwarz worked at the Carlyle Group, where he focused primarily on U.S. real estate acquisitions. Mr. Schwarz began his career in the Real Estate Investment Banking Division at Merrill Lynch & Co. Mr. Schwarz received a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania.

William Hughes III. William Hughes III has served as the Chief Operating Officer of the Trust, the Master Fund and the Feeder Funds since November 2018, on the Investment Committee of the Advisor since August 2018 and as a Director and Chief Operating Officer of the REIT Subsidiary since November of 2018. Mr. Hughes is also Managing Director, Investment Management at Colony Capital. Mr. Hughes is responsible for liquid investment strategies. He is the Portfolio Manager of the Colony Capital Focus Fund and the firm’s Commercial Real Estate Securities portfolio. Prior to joining Colony Capital in 2017, Mr. Hughes managed the Focus Fund within Kayne Anderson. Prior to that, Mr. Hughes was a portfolio manager for the Condorcet Opportunity Fund, an event driven hedge fund controlled by Societe Generale. Mr. Hughes has been engaged in value and event driven investing as an analyst and portfolio manager since 1998, and he previously managed similar strategies at Allen & Company and Pequot Capital Management. He began his career as an investment banking analyst at Goldman, Sachs & Co. in the financial institutions group. Mr. Hughes is an honors graduate of the University of Chicago with a concentration in economics.

(a)(2) The Portfolio Managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies estimates as of December 31, 2018 for (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Mark M. Hedstrom
Registered Investment Companies	5	$46,687	1	$46,464
Pooled Investment Vehicles Other Than Registered Investment Companies	44	$10,503,856	44	$10,503,856
Other Accounts	1	$8,660,730	1	$8,660,730
Kevin P. Traenkle
Registered Investment Companies	5	$46,687	1	$46,464
Pooled Investment Vehicles Other Than Registered Investment Companies	44	$10,503,856	44	$10,503,856
Other Accounts	2	$10,084,578	2	$10,084,578
David Schwarz
Registered Investment Companies	5	$46,687	1	$46,464
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$—	0	$—
Other Accounts	0	$—	0	$—
William Hughes III
Registered Investment Companies	5	$46,687	1	$46,464
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$44,376	1	$44,376
Other Accounts	0	$—	0	$—

Potential Conflicts of Interest

The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Master Fund and the Feeder Funds, including, but not limited to, the following:

•
The officers and other personnel of the Advisor, allocate their time between advising the Master Fund, the Feeder Funds and managing other investment activities and business activities in which they may be involved, including managing and operating Colony Credit, NorthStar Realty Europe, NorthStar Healthcare and other funds or vehicles managed by Colony Capital or its affiliates, (the “Managed Companies”);

•
The Master Fund may compete with the Managed Companies, particularly Colony Credit, for investments, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund’s behalf;

•
Regardless of the quality of the assets acquired by the Master Fund, the services provided to the Master Fund or whether the Master Fund makes distributions to its shareholders, the Advisor will receive a management fee in connection with the management of the Master Fund’s portfolio and may receive an incentive fee to the extent the Master Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•
The personnel of Colony Capital allocate their time between assisting the Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with the Managed Companies;

•
The Master Fund may compete with other Managed Companies for investment opportunities, subjecting Colony Capital and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to the Advisor;

•
From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Master Fund and other clients for which Colony Capital provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients;

•
Colony Capital and its affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Master Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Master Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Master Fund.

•
Colony Capital, and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Master Fund and/or may involve substantial time and resources of Colony Capital and its affiliates. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Colony Capital and its affiliates’ officers and personnel will not be devoted exclusively to the business of the Master Fund but will be allocated between the business of the Master Fund and the management of the monies of other advisees of affiliates of Colony Capital. Affiliates of Colony Capital may engage in investment advisory business with accounts that compete with the Master Fund and have no obligation to make their investment opportunities available to the Master Fund;

•
To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and its affiliates, the Advisor may determine it appropriate for the Master Fund and one or more Managed Companies to co-invest in an investment opportunity. The Master Fund has filed an application for exemptive relief from the SEC to engage in co-investment opportunities with Colony Capital; and its affiliates, including Colony Credit or other future vehicles. However, there can be no assurance that the Master Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Master Fund and the other participating accounts. To mitigate these conflicts, Colony Capital will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis and in accordance with its allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•
The 1940 Act prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Master Fund, or the Advisor, the Master Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Master Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

(a)(3) Colony Capital’s compensation and incentive structure covers investment personnel who render services to the Fund on behalf of the Advisor and is designed to align the interests of the investment personnel serving the Fund with those of Fund shareholders.

Each of Colony Capital’s senior executives, including each of the investment personnel who render services to the Fund on behalf of the Advisor receives a base salary and is eligible for a discretionary cash bonus and incentive compensation in the form of long term incentive equity grants in Colony Capital. Cash bonuses are determined, in part, by applying objective corporate financial metrics that encompass meaningful components of Colony Capital’s business and, in part, based on a subjective evaluation of pre-established personal performance targets applicable to the responsibilities of the individual executive as set by Colony Capital’s Compensation

Committee or senior executives of Colony Capital. The Portfolio Managers may receive compensation in the form of carried interest or long term incentive equity grants with respect to rendering services to other Accounts listed in the table in (a)(2) of this Item.

(a)(4) Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of the Advisor’s investment committee as of December 31, 2018.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)

Mark M. Hedstrom	None

Kevin P. Traenkle	None

David Schwarz	None

William Hughes III	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Master Fund’s board of trustees during the period covered by this annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)
The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of the Advisor are attached hereto in response to Item 7.

(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CC Real Estate Income Fund-ADV

By:	/s/ Kevin P. Traenkle
Kevin P. Traenkle
Chief Executive Officer and President
Date:	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin P. Traenkle
Kevin P. Traenkle
Chief Executive Officer and President
(Principal Executive Officer)
Date:	February 28, 2019

By:	/s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date:	February 28, 2019